UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Cuentas Inc.

(Name of the Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing Party:

4)	Date Filed:

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on [________], 2020

To our Shareholders:

We are pleased to invite you to attend a Special Meeting of Shareholders (the “Special Meeting”) of Cuentas Inc. (“Cuentas” or the “Company”), which will be held at 1:00 PM local time on [________], 2020 at the Company’s principal executive office located at 200 S. Biscayne Blvd., 55TH Floor, Miami FL, 33131, for the following purposes:

1.	to approve the adoption of the Amended and Restated Articles of Incorporation to provide for a reclassification of all Series B Preferred Stock into common stock on a one-to-one basis (the “Articles Proposal”);

2.	to approve the adoption of the Amended and Restated Bylaws of the Company in order to improve and enhance the Company’s corporate governance guidelines, to simplify the Bylaws, and to provide the Company with the flexibility necessary to carry out its business plans, as it relates to the actions which are permissible by the Board and shareholders, respectively (the “Bylaws Proposal”, and, together with the Articles Proposal, the “Amendment Proposals”); and

3.	to approve the adjournment of the Special Meeting from time to time, if necessary or advisable (as determined by the Company), to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the Amendment Proposals (the “Adjournment Proposal” and, together with the Amendment Proposals, the “Proposals”).

Only shareholders of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and Series B preferred stock, par value $0.001 per share (the “Series B Preferred Stock”) of record at the close of business on [________], 2020 may vote at the Special Meeting or any adjournment thereof. To approve the Articles Proposal the Company requires (i) a quorum of each of the Common Stock and the Preferred Stock, and (ii) the affirmative vote in favor of the Articles Proposal, by a majority of each of the Common Stock and Series B Preferred Stock, each voting as a separate group, represented in person or by proxy at the Special Meeting and entitled to vote thereon. With respect to the Bylaws Proposal and Adjournment Proposal, each shareholder of record is entitled to one vote for each share of common stock held at that time and one thousand votes for each share of Series B Preferred Stock held at that time voting as a single class. A majority of the shares of Common Stock and Series B Preferred Stock outstanding and entitled to vote thereon, voting as a single class, is required to approve the Bylaws Proposal and a majority of the votes cast at the Special Meeting is required to approve the Adjournment Proposal.

Your vote is important to us regardless of whether or not you plan to attend the Special Meeting. We encourage you to participate in the Special Meeting, either by attending and voting in person or by proxy. You may vote in person at the Special Meeting or by mailing your completed and signed proxy card.

By order of the Board of Directors,

/s/ Michael A. De Prado
Michael A. De Prado President [________], 2020

CUENTAS INC.
200 S. Biscayne Blvd.,

55th Floor

Miami, FL 33131

PROXY STATEMENT

GENERAL INFORMATION

The Board of Directors (the “Board” or the “Board of Directors”) of Cuentas Inc. (“Cuentas”, the “Company” or “we”) is making this Proxy Statement available to you in connection with the solicitation of proxies on its behalf for the Special Meeting of Shareholders (the “Special Meeting”). The Special Meeting will take place at the Company’s principal executive office located at 200 S Biscayne Blvd., 55TH Floor, Miami FL, 33131 on [________], 2020, at 1:00 P.M., local time.

The proposals that are scheduled to be considered and voted on at the Special Meeting are as follows:

1.	approval of the adoption of the Amended and Restated Articles of Incorporation to provide for a reclassification of all Series B Preferred Stock into Common Stock on a one-to-one basis (the “Articles Proposal”);

2.	approval of the adoption of the First Amended and Restated Bylaws of the Company in order to improve and enhance the Company’s corporate governance guidelines, to simplify the Bylaws, and to provide the Company with the flexibility necessary to carry out its business plans, as it relates to the actions which are permissible by the Board and shareholders, respectively (the “Bylaws Proposal”, and, together with the Articles Proposal, the “Amendment Proposals”); and

3.	approval of the adjournment of the Special Meeting from time to time, if necessary or advisable (as determined by the Company), to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the Amendment Proposals (the “Adjournment Proposal”, and together with the Amendment Proposals, the “Proposals”).

The Board unanimously recommends that shareholders vote “FOR” each of the Proposals.

Only shareholders of record at the close of business on [________], 2020 may vote at the Special Meeting or any adjournment thereof. With respect to the Articles Proposal, shares of Common Stock and Series B Preferred Stock of the Company will be voted as separate classes, and each share shall constitute one vote within its respective class. To approve the Articles Proposal a majority of each of the Common Stock and Series B Preferred Stock represented in person or by proxy at the Special Meeting and entitled to vote thereon, voting as a separate group, must vote for the Articles Proposal. With respect to the Bylaws Proposal and Adjournment Proposal, each shareholder of record is entitled to one vote for each share of common stock held at that time and one thousand votes for each share of Series B Preferred Stock held at that time voting as a single class. A majority of the shares of Common Stock and Series B Preferred Stock outstanding and entitled to vote thereon, voting as a single class, is required to approve the Bylaws Proposal and a majority of the votes cast at the Special Meeting is required to approve the Adjournment Proposal.

YOUR VOTE IS IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE CAST YOUR VOTE PROMPTLY. YOU MAY VOTE IN PERSON OR BY SIGNING AND DATING A PROXY CARD AND RETURNING IT TO US BY MAIL.

Questions and Answers about the Special Meeting and Voting

Why am I being provided with these materials?

We are providing this Proxy Statement to you in connection with the Board’s solicitation of proxies to be voted at our Special Meeting to be held on [________], 2020 (and at any postponements or adjournments of the Special Meeting) to vote on the Proposals.

The changes to the Articles of Incorporation and Bylaws that would be enacted if the Proposals are adopted are set forth in the Appendices A and B, respectively, to this Proxy Statement. If the requisite shareholder approval of the Proposal is obtained at the Special Meeting, the amendment and restatement to the Article of Incorporation and Bylaws provided in the Appendices A and B, respectively, to this Proxy Statement will become effective upon the filing of Amended and Restated Articles of Incorporation of the Company with the Secretary of State of the State of Florida.

How do I vote my shares without attending the Special Meeting?

Only shareholders of record at the close of business on [_______], 2020 (the “Record Date”) may vote at the Special Meeting. With respect to the Articles Proposal, the holders of shares of Common Stock of the Company (the “Common Stock Group”) and the holders of shares of Series B Preferred Stock of the Company (the “Preferred Stock Group”) shall be voted as separate voting groups, and each share shall constitute one vote within its respective group. With respect to each of the Proposals, each shareholder of record is entitled to one vote for each share of Common Stock held at that time and one thousand votes for each share of Series B Preferred Stock held at that time. A majority of the shares of Common Stock and Series B Preferred Stock outstanding and entitled to vote thereon, voting as a single class, is required to approve the Bylaws Proposal and a majority of the votes cast at the Special Meeting is required to approve the Adjournment Proposal. To approve the Articles Proposal the Company requires (i) a quorum of each of the Common Stock and the Preferred Stock, and (ii) the affirmative vote in favor of the Articles Proposal, by a majority of each of the Common Stock and Series B Preferred Stock, each voting as a separate group, represented in person or by proxy at the Special Meeting and entitled to vote thereon. On the Record Date, there were 2,816,327 shares of common stock of the Company and 10,000,000 shares of Series B Preferred Stock of the Company outstanding and entitled to vote at the Special Meeting.

●	If you are a shareholder of record (meaning you hold Cuentas shares registered in your name), please follow the instructions on the enclosed proxy card to indicate how you would like to vote. You may vote in person or you may sign and return the proxy card by mail.

●	If you are a street name holder (meaning you own Cuentas shares through a bank, broker, or other third party), please follow the instructions on the voting instruction card you received with this Proxy Statement to have your shares voted and, if needed, to change or revoke your selection (or contact your bank, broker, or other third-party holder for instructions).

What are the voting deadlines if I do not attend the Special Meeting?

Mailed proxy cards with respect to shares held of record or in street name must be received no later than [________], 2020.

How many shares must be present to hold the Special Meeting?

In order for us to conduct the Special Meeting, the holders of a majority of each of the Common Stock and Preferred Stock outstanding on the Record Date represented in person or by proxy will constitute a quorum at the Special Meeting. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. “Broker non-votes” are not counted as present and entitled to vote for purposes of determining a quorum.

Who can attend the Special Meeting?

All Cuentas shareholders of record as of the close of business on [________], 2020 may attend the Special Meeting. You will need a form of government issued identification (such as a driver’s license) along with either your proxy card or proof of stock ownership to enter the Special Meeting. If your shares are held beneficially in the name of a bank, broker or other holder of record and you wish to be admitted to the Special Meeting, you must present proof of your ownership of common stock, such as a bank or brokerage account statement. You may vote shares held in street name at the Special Meeting only if you obtain a signed proxy from the record holder (broker or other nominee) giving you the right to vote the shares in person.

Are there other things I should know if I intend to attend the Special Meeting?

Please note that no cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Special Meeting.

Can I change my vote after I submit my proxy?

Yes. You may revoke your proxy or change your vote at any time before it is actually voted:

●	by signing and delivering to us another proxy with a later date that is received no later than [________], 2020;

●

by sending a written statement to that effect to the Company’s Corporate Secretary at Cuentas Inc., 200 S. Biscayne Blvd., 55TH Floor, Miami FL, 33131 provided that such statement is received no later than [________], 2020; or

●	by voting in person at the Special Meeting.

Please note, however, that if you are a beneficial owner of shares and you wish to revoke your proxy or vote at the Special Meeting, you must follow the instructions provided to you by your bank, broker or other record holder and/or obtain from the record holder a proxy issued in your name. Your attendance at the Special Meeting will not, by itself, revoke your proxy.

Who will count the votes?

The Company’s compliance and/or Chief Financial Officer will tabulate and certify the votes. A representative of the Board of Directors may serve as an inspector of election.

What am I voting on, how many votes are required to approve each item, how are votes counted and how does the Board recommend I vote?

The table below summarizes the proposals that will be voted on, the vote required to approve each item, how votes are counted and how the Board recommends you vote:

Proposal	Vote Required	Voting Options	Board Recommendation(1)	Broker Discretionary Voting Allowed	Impact of Abstain Vote and “Broker Non- Votes”
Proposal 1 – Articles Proposal

(i) a quorum of each of the Common Stock and Series b Preferred Stock must be represented in person or by proxy.

(ii) Majority of the Common Stock entitled to vote and represented in person or by proxy at the special meeting; and

(iii) a majority of the Series B Preferred Stock represented in person or by proxy at the special meeting

		“FOR” “AGAINST” “ABSTAIN”	“FOR”	No	Against

Proposal 2 – Bylaws Proposal	Majority of votes outstanding must vote “FOR”	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No	None

Proposal 3 – Adjournment Proposal	Majority of votes cast – “FOR” votes must exceed “AGAINST” votes	“FOR” “AGAINST” “ABSTAIN”	“FOR”	No	None

(1)	If you are a record holder and you sign and submit your proxy card without indicating your voting instructions, your shares will be voted in accordance with the Board’s recommendation.

Do Company shareholders have appraisal rights with respect to any of the proposals?

The holders of Series B Preferred Stock of the Company have the right under Florida law to demand appraisal of their shares of Series B Preferred Stock of the Company in connection with the Articles Proposal and to receive payment in cash for the fair value of their shares of Series B Preferred Stock held by such shareholder. Any of the holders of Series B Preferred Stock of the Company electing to exercise appraisal rights must not have voted his, her or its shares of Series B Preferred Stock of the Company “FOR” the Articles Proposal and must specifically comply with the applicable provisions of the Florida Business Corporation Act (“FBCA”) in order to perfect the rights of appraisal. See “Proposal 1 – Approval of an Amendment and Restatement of Cuentas, Inc. Articles of Incorporation to Reclassify All Series B Preferred Stock Into Common Stock of the Company - Rights of Appraisal of Holders of Series B Preferred Stock of the Company,” beginning at page 6.

How many votes are required to adopt the proposals?

To approve the Articles Proposal the Company requires (i) a quorum of each of the Common Stock and the Preferred Stock, and (ii) the affirmative vote in favor of the Articles Proposal by a majority of each of the Common Stock and Series B Preferred Stock, each voting as a separate group, represented in person or by proxy at the Special Meeting and entitled to vote thereon. A majority of the shares of Common Stock and Series B Preferred Stock outstanding and entitled to vote thereon, voting as a single class, is required to approve the Bylaws Proposal and a majority of the votes cast at the Special Meeting is required to approve the Adjournment Proposal.

What if I receive more than one proxy card or voting instruction form for the Special Meeting?

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each proxy card or voting instruction form.

Could other matters be decided at the Special Meeting?

The Company has called this meeting for the sole business set forth in the Proposals. The Company does not intend to present any other matters.

Is there a list of shareholders entitled to vote at the Special Meeting?

The names of shareholders entitled to vote at the Special Meeting will be available at the Special Meeting and for ten days prior to the Special Meeting for any purpose germane to the Special Meeting, between the hours of 9:00 a.m. and 4:30 p.m. (Eastern Time), at the Company’s principal executive offices at 200 S. BISCAYNE BLVD., 55TH FLOOR, MIAMI, FL 33131 by contacting Mr. Matthew Schulman, the Company’s Compliance Officer.

PROPOSAL 1:

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF CUENTAS, INC.

ARTICLES OF INCORPORATION

TO RECLASSIFY ALL SERIES B PREFERRED STOCK INTO COMMON STOCK OF THE COMPANY

General

The Company’s Board of Directors has approved and declared advisable, and recommends that the Company’s shareholders adopt, an amendment and restatement of the Company’s Articles of Incorporation that would simplify the Company’s capital structure and cause all outstanding shares of Series B Preferred Stock of the Company to be converted into Common Stock, par value $0.001 per share of the Company (the “Common Stock”) on a one-to-one basis. The number of authorized shares of Common Stock of the Company is currently set at 360,000,000, and the number of authorized “blank check” preferred stock, par value $0.001 per share (the “Blank Check Preferred Stock”) is 50,000,000 shares, effective as of the date the Amended and Restated Articles of Incorporation are filed with and accepted by the Secretary of State of the State of Florida. The number of shares of Common Stock and Blank Check Preferred Stock currently authorized under the Company’s Articles of Incorporation will not change if the Articles Proposal is approved. Upon approval of this proposal and the filing of the Amended and Restated Articles of Incorporation, a sufficient number of shares of Common Stock is authorized to sufficiently cover the conversion of all 10,000,000 shares of Series B Preferred Stock of the Company outstanding into Common Stock. The Company’s Board of Directors approved this proposal for the reasons detailed below. The Company strives to be a “world-class company” that observes corporate governance best practices, which Cuentas’ believes are correlated with higher long- term returns to shareholders. In addition, simplifying Cuentas’ capital structure such that all shareholders of the Company shall own Common Stock of the Company will reduce the cost, complexity and investor confusion associated with Company’s current capital structure. The Board of Directors recommends a vote “FOR” the approval of the Articles Proposal.

If this proposed amendment is approved by the requisite vote of Cuentas’ shareholders and the other conditions described below are satisfied, we will file the Amended and Restated Articles of Incorporation with the Florida Secretary of State, and the reclassification of stock will become effective immediately upon acceptance by the Florida Secretary of State of that filing.

A copy of Cuentas’ proposed Amended and Restated Articles of Incorporation is attached as Appendix A to this Proxy Statement. The discussion below regarding the Articles Proposal is only a summary of material terms and may not contain all information that is important to you. You should carefully read the full text of Appendix A before deciding how to vote.

Reasons for the Proposal: Elimination the Dual Class Structure

A single class of stock should enable us to streamline our stock transfer agent functions and benefit plan administration.

If we simplify our capital structure by moving to a single class of stock, we will be in a better position to consider alternatives in the future for improving stock and plan administration. In addition, this change would better position us to evaluate or consider other providers of these services.

Simplifying our capital structure would eliminate confusion created by our dual class stock structure.

Our dual class stock structure has created confusion among some investors with respect to the calculation of our total market capitalization and shares outstanding. Eliminating the dual class structure would eliminate such confusion.

Background of the Proposal

Prior to submitting this proposal to our shareholders, our Board and management engaged in investor outreach efforts and gained valuable insight about our shareholders’ outlook on our corporate governance practices in light of our continued growth as a company and our commitment to long-term investor value creation. In deciding whether to commit to presenting this management proposal to shareholders at this time, the Board weighed the pros and cons of classified and declassified board structures and shareholder input on the subject. After deliberation, the Board agreed that it would be in the best interests of Cuentas and its shareholders for the Board to present the Articles Proposal.

Effective Date

If this proposed amendment is approved by the requisite vote of our shareholders and the other conditions described below are satisfied, we will file our Amended and Restated Articles of Incorporation with the Florida Secretary of State, and the reclassification of stock will become effective immediately upon acceptance by the Florida Secretary of State of that filing.

Rights of Appraisal of Holders of Series B Preferred Stock of the Company

General. If you are a shareholder of Series B Preferred Stock of the Company as of the record date of the Special Meeting, you are entitled to appraisal rights, and to obtain payment of the fair value of that your shares of Series B Preferred Stock, in the event that the Articles Proposal is approved.

If you are contemplating exercising your appraisal rights, you should read carefully the provisions of Sections 607.1302, 607.1303, 607.1320, 607.1321, 607.1322, 607.1323, 607.1324, 607.1326, 607.1330 and 607.1331 of the FBCA, a copy of which is attached to this proxy statement as Appendix C, and which qualify in all respects the following discussion of those provisions. Consult with your legal counsel before electing or attempting to exercise these rights. The following discussion describes the steps you must take if you want to exercise your right to dissent. You should read this summary and the full text of the law carefully.

How to Exercise and Perfect Your Appraisal Rights. To be eligible to exercise your right to appraisal rights with respect to Series B Preferred Stock:

●	you must deliver to the Company, prior to or at the Special Meeting, a written notice of your intent to demand payment if the Articles Proposal is effectuated;

●	you must not vote in favor of the Articles Proposal;

●	you must, within the time period set forth in the Company’s appraisal rights notice (the “Appraisal Notice”), execute and return the form sent to you by the Company in connection with the Appraisal Notice; and

●	if your shares of the Company’s Series B Preferred Stock are represented by a certificate, you must deposit the certificates formerly representing your shares of the Company’s Series B Preferred Stock to the Company, in accordance with and by the date referred to in the Appraisal Notice.

If you intend to exercise your appraisal rights with respect to the Articles Proposal, you must deliver to the Company, prior to or at the Special Meeting, a written notice of your intent to demand payment if the Articles Proposal is effectuated. If you fail to deliver the written notice of your intent to demand payment if the Articles Proposal is effectuated at or prior to the Special Meeting, if you vote your shares of Series B Preferred Stock in favor of the Articles Proposal or if you fail to make your demand for payment on a timely basis, you will lose your appraisal rights and will not be entitled to payment under the FBCA. If your shares of the Company’s Series B Preferred Stock are represented by a certificate and you fail to submit your certificate formerly representing shares of Company’s Series B Preferred Stock to the Company on a timely basis after you have submitted the demand for payment as described above, the Company will have the option to terminate your appraisal as to your shares of Company’s Series B Preferred Stock. If you comply with the first two items above and the Articles Proposal is effected, the Company will send you a written notice advising you that the Company has filed the Amended and Restated Articles of Incorporation with the Secretary of State of the State of Florida, and providing you with an Appraisal Notice stating the Company’s offer to pay the Company’s estimate of fair value for your shares of Series B Preferred Stock. The Company must give you this notice within ten (10) days after the Amended and Restated Articles of Incorporation have been properly filed with the Secretary of State of the State of Florida and gone into effect.

Your Demand for Payment. If at the time the Amended and Restated Articles of Incorporation is filed you have provided your written objection to the Articles Proposal to the Company in a timely manner, you have not voted in favor of the Articles Proposal, and you desire to receive the fair value of your shares of the Company’s Series B Preferred Stock in cash, you must, within the period of time set forth in the Appraisal Notice, execute and return the form sent to you by the Company in connection with the Appraisal Notice, giving the Company a written demand for payment of the fair value of your shares. The fair value of your shares of Company’s Series B Preferred Stock will be based on the Company’s estimate of the fair value of the shares on the day immediately preceding the Special Meeting in accordance with FBCA 607.1322.

If you do not make your written demand for payment within the period of time set forth in the Appraisal Notice, you will not be entitled to receive a cash payment representing the fair value of your shares of the Company’s Series B Preferred Stock.

Delivery of Stock Certificates. Upon receiving a demand for payment from any shareholder electing to exercise its appraisal rights, the Company will make an appropriate notation thereof in its shareholder records. If your shares of the Company’s Series B Preferred Stock are represented by a certificate, you must, in accordance with the terms of and by the date referred to in the Appraisal Notice, deposit your certificate formerly representing your shares of the Company’s Series B Preferred Stock to the Company for notation thereon that such demand has been made. If you fail to submit your certificates within the period of time set forth in the Appraisal Notice, your right to appraisal of your shares shall be terminated under Section 607.1323 of the FBCA, unless a court of competent jurisdiction otherwise directs. Once a shareholder deposits that shareholder’s certificates representing shares of the Company’s Series B Preferred Stock or, in the case of uncertificated shares, returns the executed forms, such shareholder loses all rights as a shareholder of the Company’s Series B Preferred Stock, unless the shareholder withdraws from the appraisal process.

Payment of the Fair Value of Your Shares of the Company’s Series B Preferred Stock. Within ten (10) days after the Amended and Restated Articles of Incorporation have been properly filed with the Secretary of State of the State of Florida and gone into effect, the Company will give you written notice that the Amended and Restated Articles of Incorporation were filed and will make a written offer to you to pay for your shares of the Company’s Series B Preferred Stock at a specified price deemed by the Company to be the fair value thereof.

If you are dissatisfied with the Company’s offer and estimate of the fair value of the Series B Preferred Stock, then within the period of time set forth in the Appraisal Notice, you must notify the Company on the form provided by the Company in the Appraisal Notice, of your estimate of the fair value of the shares of Series B Preferred Stock and demand payment of that estimate plus any interest. If you fail to notify the Company in writing of such demand to be paid the shareholder's stated estimate of the fair value within the timeframe set forth in the Appraisal Notice, you waive your right to demand payment under Section 607.1326 of the FBCA and shall only be entitled to the payment of fair value offered by the Company.

If, within the period of time set forth in the Appraisal Notice, you and the Company agree upon the fair value of your shares of the Company’s Series B Preferred Stock, the Company will make payment to you for your shares within ninety (90) days after the date on which the Company is in receipt of your returned form from the Appraisal Notice indicating your acceptance. Once the Company makes payment to you of the agreed value, you will cease to have any interest your shares of the Company’s Series B Preferred Stock.

Commencement of a Legal Proceeding if a Demand for Payment Remains Unsettled. If a shareholder and the Company do not agree on the fair value of such Series B Preferred Stock and the shareholder makes a demand for payment which remains unsettled, the Company shall, within sixty (60) days after receipt of the shareholder’s payment demand, commence a proceeding and file a petition in any court of competent jurisdiction in Miami-Dade County, Florida, asking that the fair value of such shares be determined. If the Company fails to institute the proceeding as provided in the FBCA, any shareholder who has made a demand pursuant to Section 607.1326 of the FBCA may do so in the name of Company. All shareholders whose demands remain unsettled, wherever residing, will be made parties to the proceeding as an action against their shares of the Company’s Series B Preferred Stock. The Company shall serve a copy of the initial pleading in such proceeding upon each shareholder party who is a resident of Florida in the manner provided by law for the service of a summons and complaint and upon each non-Florida resident shareholder party by registered or certified mail or by publication as provided by law. All dissenting shareholders who are parties to the proceeding will be entitled to judgment against the Company for the amount of the fair value of their shares of the Company’s Series B Preferred Stock. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The judgment will be payable to the holders of uncertified shares within ten (10) days after the final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder will cease to have any interest in such shares.

The court in an appraisal proceeding shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the Company, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by the FBCA. The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable: (i) against the Company and in favor of any or all shareholders demanding appraisal if the court finds the Company did not substantially comply with notice requirements in accordance with the FBCA, or (ii) against either the Company or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by the FBCA. If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the Company, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

To the extent the Company fails to make a required payment pursuant to Section 607.1324 of the FBCA, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the Company all costs and expenses of the suit, including counsel fees.

Withdrawal of Demand. A shareholder who has complied with the requirements set forth above with respect to his, her or its appraisal rights, may nevertheless decline to exercise appraisal rights and may withdraw from the appraisal process by so notifying the Company in writing by the date set forth in the Appraisal Notice. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the Company’s written consent.

Vote Required

To approve the Articles Proposal the Company requires (i) a quorum of each of the Common Stock and the Preferred Stock, and (ii) the affirmative vote in favor of the Articles Proposal, by a majority of each of the Common Stock and Series B Preferred Stock, each voting as a separate group, represented in person or by proxy at the Special Meeting and entitled to vote thereon. Abstentions and “broker non-votes” will count as votes “against” the Articles Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ARTICLES PROPOSAL.

PROPOSAL 2:

APPROVAL OF THE AMENDED AND RESTATED BYLAWS OF CUENTAS, INC.

The Company’s Board of Directors has approved and declared advisable, and recommends that the Company’s shareholders adopt, an amendment and restatement of the Company’s Bylaws in substantially the same form, terms and conditions as attached hereto as Appendix B (the “Amended and Restated Bylaws”). The Company’s Board of Directors believes the adoption of the Amended and Restated Bylaws is in the best interests of the Company’s shareholders as the Amended and Restated Bylaws provide the Company with the flexibility necessary to carry out its business plan and attract potential strategic partners.

The overall goal of the amendments described below is to enhance the rights of shareholders, improve and enhance the Company’s corporate governance structure and simplify the Bylaws.

Therefore, the Board believes that the Amended and Restated Bylaws will make the administration of the future operations of the Company more efficient and provide more flexibility for the management of the Company within the limits of applicable law, including, allowing the Board to set the number of Directors, fill vacancies in the Board or amend the bylaws, to be consistent with the provisions of the Articles of Incorporation of the Company. The adoption of the Amended and Restated Bylaws will not alter the directors’ fiduciary obligations to the Company.

The following chart provides a summarized comparison of the material changes that have been made in the Amended and Restated Bylaws of the Company as compared to the Company’s existing Bylaws, as amended, and highlights the differences between the existing Bylaws, as amended, and the proposed Amended and Restated Bylaws. The following chart is not intended to be an exhaustive description of the differences between the Company’s existing Bylaws, as amended and the proposed Amended and Restated Bylaws attached to this proxy statement as Appendix B. Accordingly, the comparison chart set forth below and all statements contained therein and herein are qualified in their entirety by reference to the respective sections of the FBCA and the full text of the Amended and Restated Bylaws, attached hereto as Appendix B. Shareholders are encouraged to consult with their own legal advisors and to read the FBCA and the Amended and Restated Bylaws as attached hereto.

Comparison of Existing By-Laws of Cuentas Inc. (f/k/a League Now Holdings Corporation) to Proposed Amended and Restated Bylaws of Cuentas Inc.

Type of Bylaw Provision	Existing By-Laws	Proposed Amended and Restated Bylaws
Annual Meeting of Shareholders	Annual meeting for the election of directors and such other business on August 15 each year or such other date set forth in a notice to shareholders.	At such time and place in the State of Florida as determined by the Board of Directors.
Special Meetings of the Shareholders

May be called by the President (i) whenever the President deems necessary or advisable; or (ii) whenever so directed by a majority of the Board of Directors or 1/3 of the shares of capital stock of Cuentas Inc. in writing.

At such time and place in the State of Florida as determined by the Board of Directors.
Notice of Meetings of Shareholders	At least 10 and not more than 60 days before each meeting.	Same.
Record Date for Meetings of Shareholders

Board of Directors may fix, in advance, a record date, which shall be not more than 60 days nor less than 10 days before the date of the meeting, nor more than 60 days prior to any other action upon which shareholders may vote. If no record date is fixed, it shall be the close of business on the day next preceding the day on which the notice of the meeting is given to shareholders, or, if no such notice is given, it shall be the day on which the meeting is held. The record date for determining shareholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed. The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Generally similar. No more than 60 days before a meeting of shareholders of date for the payment of a dividend, allotment of rights, or change, conversion, or exchange of capital stock, the Board of Directors can close the share transfer books or fix a record date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, any such allotment of rights, or to exercise the rights in respect of any such change, conversion, or exchange of capital stock.

Type of Bylaw Provision	Existing By-Laws	Proposed Amended and Restated Bylaws
Proxies

Each shareholder may grant a proxy to another person to vote at or participate in a meeting of shareholders. No proxy is valid after 11 months unless the proxy provides for a longer period. Every proxy is revocable in the shareholder’s discretion, except as provided under the Florida Business Corporation Act.

Proxies permitted. References shareholders being represented in person or by proxy at any meeting of the shareholders, so proxies are contemplated.
Voting by Shareholders	Each share of stock is entitled to one vote.	Same.
Voting Standards

Directors are elected by plurality voting.

For any other action by the shareholders, such action must be approved by the affirmative vote of at least a majority of the votes cast, except if the Florida Business Corporation Act requires a higher percentage.

Directors are elected by plurality voting. Silent regarding any other action, but the approval threshold would be a majority.
Quorum for Meetings of Shareholders	Majority of the shares of stock of Cuentas Inc. outstanding	Same.
Action by Shareholders Without a Meeting	Permitted, but requires a written consent, setting forth the action so taken, signed by the holders of all of the outstanding shares entitled to vote thereon (i.e., an unanimous written consent).

Silent. Would be governed by Section 607.0704 of the Florida Business Corporation Act, which states, in relevant part: “Unless otherwise provided in the articles of incorporation or in Section 607.0704(8), action required or permitted by this chapter to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote if the action is taken by the holders of outstanding shares of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted.”

Number of Directors

At least one director is required. No greater number is specified. The number may be changed from time to time by a majority of the Board of Directors, or by the shareholders as an annual or special meeting.

Not less than 3 nor more than 15 as determined by resolution of the Board of Directors. Initially, there will be 5 directors.
Nomination of Directors; Shareholder Proposals; Proxy Access	Silent.	Director nominations by or at the direction of the Board of Directors or by any shareholder or group of shareholders, including, but not limited to, pursuant to a proxy access provision.

Type of Bylaw Provision	Existing By-Laws	Proposed Amended and Restated Bylaws
Election of Directors; Term	Elected annually. One year terms until the next annual meeting of shareholders.	Same.
Director Vacancies	May be filled by the vote of a majority of the directors then remaining in office, although less than a quorum, or by the sole remaining director.

May be filled by the vote of a majority of the directors then remaining in office, although less than a quorum, or by the sole remaining director, subject to the terms and conditions of the Articles of Incorporation and any voting agreement, side letter, or other written agreement entered into by and among the corporation and any shareholders of the corporation.

Director Resignations	Directors can resign at any time.	Same.
Removal of Directors	Directors can be removed at any time with or without cause by the vote of the shareholders.	Silent.
Regular Meetings of the Directors	Held at such time with or without notice as determined by resolution of the Board.

Regular meetings on dates and locations designated by the Chairman of the Board of Directors on at least 5 days’ prior written notice to each director when sent by mail and on at least 24 hours’ notice when sent by private express carrier or transmitted by fax, e-mail, or other electronic means.

Special Meetings of the Directors

Whenever called by the President, Vice-President, Secretary, or any director in writing. Notice must be delivered personally to each director or sent by telegraph to such director’s residence or usual place of business at least 3 days before the meeting, or mailed to such director’s residence or usual place of business at least 5 days before the meeting.

Special meetings of the Board of Directors may be called by any director. Written notice of the time, place, and purposes must be sent by private express carrier or transmitted by fax, e-mail, or other electronic means to each director at least twenty-four 24 hours prior to the meeting.
Quorum for Meetings of Directors	A majority of the entire Board of Directors constitutes a quorum, but if there is only one director, then that sole director shall constitute a quorum, and if one or more vacancies prevent such majority, then a majority of the directors in office shall constitute a quorum, provided that such majority shall constitute at least one-third (1/3) of the entire Board of Directors.	1/3 of the total number of directors (but in no event less than 2 directors).
Voting by Directors	Vote of a majority of the directors present at a meeting at which a quorum is present is an act of the Board of Directors, unless the Florida Business Corporation Act requires a higher threshold.

Vote of a majority of the directors present at a meeting at which a quorum is present is an act of the Board of Directors, unless the Articles of Incorporation or any voting agreement, side letter, or other written agreement entered into by and among the corporation and any shareholders of the corporation shall require a vote of a greater number of votes or the affirmative vote of particular directors.

Action by Directors Without a Meeting	Permitted, but requires a written consent, setting forth the action so taken, signed by all of the directors (i.e., an unanimous written consent).

Silent regarding the Board of Directors, but specifies that a committee of the Board of Directors may take action by unanimous written consent of all committee members without a meeting. The Board of Directors would be able to take action by written consent in lieu of a meeting pursuant to Section 607.0821 of the Florida Business Corporation Act, which states, in part: “Unless the articles of incorporation or bylaws provide otherwise, action required or permitted by this chapter to be taken at a board of directors’ meeting or committee meeting may be taken without a meeting if the action is taken by all members of the board or of the committee. The action must be evidenced by one or more written consents describing the action taken and signed by each director or committee member and delivered to the corporation.”

Type of Bylaw Provision	Existing By-Laws	Proposed Amended and Restated Bylaws
Compensation of Directors

Directors can be reimbursed for their expenses of attending each meeting of the Board of Directors or a committee thereof, may be paid a fixed sum for attending each such meeting, and may be paid a stated salary for serving as a director. Directors who are salaried officers of Cuentas Inc. should not receive fees or salaries for serving as directors.

Same.
Committees of the Board of Directors	Permitted	Permitted. Specifically requires an Audit Committee, Compensation Committee, and Administration and Management Committee, each with at least 2 members.
Officers

Cuentas Inc. shall have a President, one or more Vice-Presidents, a Secretary, a Treasurer, and such other officers that the Board of Directors deemed necessary from time to time, each with powers and duties usually pertaining to their office(s), such powers and duties set forth in the Bylaws and applicable law, and any other powers and duties prescribed by the Board of Directors. Any person can hold two or more offices, but the same person cannot be President and Secretary unless there is a single shareholder of Cuentas Inc.

The Board of Directors may elect persons to serve as CEO, Vice Chairman, President, one or more Vice Presidents, a Secretary, one or more Assistant Secretaries, and such other officers that the Board of Directors may deem proper from time to time.
Appointment of Officers

Appointed by the Board of Directors at each meeting of the Board of Directors succeeding the annual meeting of the shareholders. Each officer holders that position until the earlier of the next annual meeting of the Board of Directors or such officer’s earlier death, resignation, or removal.

Officers hold office until the earliest of (i) the next annual election of officers and until their successors are respectively elected and qualified, or (ii) their respective earlier death, resignation, or removal by the Board of Directors.
Removal of Officers; Vacancies; Salaries

Any officer can be removed with or without cause by the affirmative vote of a majority of the entire Board of Directors. Vacancies are filled by the Board of Directors. Salaries of officers are fixed by the Board of Directors.

Any officer can be removed with or without cause by the affirmative vote of a majority of the entire Board of Directors, subject to the terms and conditions of the Articles of Incorporation and any voting agreement, side letter, or other written agreement entered into by and among the corporation and any of its shareholders. Salaries of officers are fixed by the Board of Directors or a board committee authorized by the Board of Directors. The Board of Directors or authorized committee may authorize the Chief Executive Officer, any Vice Chairman, or any Vice President of the corporation designated by the Board of Directors or by the authorized committee to determine the salaries of all officers of the corporation who are not directors of the corporation.

Stock Certificates

Form of certificate to be approved by the Board of Directors and signed by the President (or a Vice-President) and the Secretary (or Treasurer), shall bear the corporation’s seal, and shall not be valid unless so signed and sealed. Certificates countersigned by a duly appointed transfer agent and/or registered by a duly appointed registrar shall be deemed to be so signed and sealed whether the signatures be manual or facsimile signatures and whether the seal be a facsimile seal or any other form of seal.

The Board of Directors may authorize the issuance of some or all of the shares of any or all of the corporation’s classes or series of stock without certificates. Certificates for those shares of the capital stock of the corporation that are represented by certificates will be in forms approved by the Board of Directors.

Type of Bylaw Provision	Existing By-Laws	Proposed Amended and Restated Bylaws
Fractional Shares

Cuentas Inc. may, but shall not be required to, issue certificates for fractions of a share. If Cuentas Inc. does not issue a fractional share, it shall: (1) arrange for the disposition of the fractional share by the shareholder(s) entitled thereto; (2) pay in cash the fair value of the fractional share as of the time when the shareholder(s) entitled to receive such fractional share(s) is determined; or (3) issue scrip or warrants in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon the surrender of such scrip or warrants aggregating a full share.

Silent. Would be governed by Fla. Stat. 607.0604, which is substantially similar to the language in the existing By-Laws.
Transfers of Shares	Upon compliance with all provisions restricting the transferability of shares, if any, transfers of stock shall be made only on the books of Cuentas Inc. by the shareholder in person or by such shareholder’s attorney thereunto authorized by power of attorney duly filed with the Secretary of the Corporation (or with a transfer agent or registrar), if any, upon the surrender and cancellation of the certificate(s) for such shares properly endorsed and the payment of all taxes due thereon. The Board of Directors may appoint one or more suitable banks and/or trust companies as transfer agents and/or registrars of transfers, for facilitating transfers of any class or series of stock of Cuentas Inc. by the shareholders under such regulations as the Board of Directors may from time to time prescribe.

Similar. Subject to the terms and conditions of the Articles of Incorporation and any voting agreement, side letter, or other written agreement entered into by and among the corporation and any of its shareholders, the shares of the corporation shall be transferable upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer of any shares represented by certificates, the old certificates for such shares shall be surrendered to the corporation by the delivery thereof to the person in charge of the shares and transfer books and ledgers, or to such other person as the Board of Directors may designate, by whom they shall be cancelled, and new certificates (or an appropriate entry in respect of shares without certificates) shall thereupon be issued for the shares so transferred to the person entitled thereto.

Dividends	As determined by the Board of Directors from time to time.	Silent. Would be governed by Section 607.06401 of the Florida Business Corporation Act, which generally leaves such matters to the Board of Directors.
Fiscal Year End	December 31	December 31
Indemnification	Silent.

Indemnification rights for any person who is or was a director, officer, trustee, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the corporation.

Amendments	The By-Laws may be amended by the affirmative vote of a majority of the shares of capital stock of Cuentas Inc. or by a majority of the Board of Directors.	Subject to adoption, alteration, amendment, or repeal as provided in, and subject to the provisions of, the Articles of Incorporation and the Florida Business Corporation Act.

The summary chart above comparing the provisions of the existing Bylaws of the Company to the proposed Amended and Restated Bylaws is qualified in its entirety by reference to the text of the proposed Amended and Restated Bylaws, a copy of which is attached as Appendix B hereto. You should carefully read the full text of Appendix B before deciding how to vote.

No Appraisal Rights

Our shareholders are not entitled to appraisal rights in connection with the Bylaws Proposal to amend our existing Bylaws as set forth above. Furthermore, we do not intend to independently provide our shareholders with any such rights.

Vote Required

A majority of the shares of Common Stock and Series B Preferred Stock outstanding and entitled to vote thereon, voting as a single class, is required to approve the Bylaws Proposal.  Abstentions and “broker non-votes” will not count as votes “against” the Bylaws Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE BYLAWS PROPOSAL

PROPOSAL 3:

ADJOURNMENT OF THE SPECIAL MEETING

IF NECESSARY OR ADVISABLE TO

SOLICIT ADDITIONAL PROXIES

General

The Company is asking shareholders to approve, if necessary, adjournment of the Special Meeting to solicit additional proxies in favor of the Amendment Proposals. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow shareholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Other Information

This Adjournment Proposal relates only to an adjournment of the Special Meeting occurring for purposes of soliciting additional proxies for approval of the Amendment Proposals in the event that there are insufficient votes to approve such matter.

To the extent that any adjournment occurs, whether under this Proposal 3 or otherwise, the Company will be entitled to use the same Record Date, for determining the shareholders entitled to vote at the Special Meeting.

Vote Required

The affirmative vote of a shareholders of the Company representing a majority of all of the shares of the Company that constitute a quorum of the Common Stock Group and Preferred Stock Group is required. Abstentions and “broker non-votes” will not count as votes “against” this Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED SHAREHOLDER MATTERS

The following table sets forth, as of [________], 2020, certain information with respect to the beneficial ownership of shares of our common stock by: (i) each person known to us to be the beneficial owner of more than five percent (5%) of our outstanding shares of common stock, (ii) each director or nominee for director of our Company, (iii) each of the executives, and (iv) our directors and executive officers as a group. Unless otherwise indicated, the address of each shareholder is c/o our company at our principal office address:

Beneficial Owner	Address	Percent of Class (**)	Number of Shares Beneficially Owned (*)
Arik Maimon	200 S. Biscayne Blvd., Suite 5500	8.77%	592,339
CEO	Miami, FL 33131

Michael De Prado	200 S. Biscayne Blvd., Suite 5500	5.80%	391,745	**
President	Miami, FL 33131

Adiv Baruch	200 S. Biscayne Blvd., Suite 5500	0.86%	58,334
Director	Miami, FL 33131

CIMA Telecom Inc. (1)	1728 Coral Way, 6th Floor	26.02%	1,757,478
	Miami, Florida 33145

Ran Daniel	200 S. Biscayne Blvd., Suite 5500 Miami, FL 33131	0.74%	50,000

Richard J. Berman Director	200 S. Biscayne Blvd., Suite 5500 Miami, FL 33131	0.81%	55,000

Yochanon Bruk (2)	1898 NW 74th Ave., Pembroke Pines, FL 33024	26.02%	1,757,478

All Directors and Officers as a Group (5 persons)		16.98%	1,147,418

5% or More Shareholders

CIMA Telecom Inc. (1)	1728 Coral Way, 6th Floor Miami, Florida 33145	26.02%	1,757,478

Dinar Zuz LLC (2)	1898 NW 74th Ave., Pembroke Pines, FL 33024	26.02%	1,757,478

(1)	Pursuant to a Schedule 13G filed by CIMA Telecom Inc. with the SEC on January 10, 2020, CIMA Telecom Inc., a Florida corporation, is the beneficial owner of the shares disclosed therein.

(2)	Pursuant to a Schedule 13G filed by Dinar Zuz LLC with the SEC on March 5, 2020, Dinar Zuz LLC, a Florida limited liability corporation, is the beneficial owner of the shares reported therein,, and Yochanon Bruk (also known as Jonathan Bruk) is the Manager of Dinar Zuz LLC, and exercises voting and investment power over the shares of common stock. As a result Dinar Zuz and Yochanon Bruk may be deemed to have beneficial ownership (as determined under Section 13(d) of the Securities Exchange Act of 1934, as amended) of the shares reported therein.

(*)	Beneficial ownership is determined in accordance with the rules of the SEC which generally attribute Beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. Unless otherwise indicated, voting and investment power are exercised solely by the person named above or shared with members of such person’s household. This includes any shares such person has the right to acquire within 60 days.

(**)	Percent of class is calculated on the basis of the number of shares outstanding on March 30, 2020 of 6,775,529

Changes in Control

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

OTHER MATTERS

The Company has called this meeting for the sole business set forth in Proposals. The Company has no knowledge of any other matters that may come before the Special Meeting and does not intend to present any other matters.

OTHER INFORMATION

Householding of Proxies

Under rules adopted by the SEC, we are permitted to deliver a single copy of the proxy materials to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, referred to as “householding”, allows us to reduce the number of copies of these materials we must print and mail. Even if householding is used, each shareholder will continue to be entitled to submit a separate proxy or voting instructions.

The Company is not householding for those shareholders who own their shares directly in their own name. If you share the same last name and address with another Company shareholder who also holds his or her shares directly, and you would each like to start householding for the Company’s proxy materials, please contact us at the Company’s principal executive offices at 200 S. BISCAYNE BLVD., 55TH FLOOR, MIAMI, FL 33131 or by contacting Mr. Matthew Schulman, the Company’s Compliance Officer, by telephone at 800-611-3622.

Some brokers and nominees who hold Company shares on behalf of shareholders may be participating in the practice of householding proxy materials for those shareholders. If your household receives a single copy of proxy materials, but you would like to receive your own copy, please contact us as stated above, and we will promptly send you a copy. If a broker or nominee holds Company shares on your behalf and you share the same last name and address with another shareholder for whom a broker or nominee holds Company shares, and together both of you would like to receive only a single set of the Company’s disclosure documents, please contact your broker or nominee as described in the voter instruction card or other information you received from your broker or nominee.

If you consent to householding, your election will remain in effect until you revoke it. Should you later revoke your consent, you will be sent separate copies of those documents that are mailed at least 30 days or more after receipt of your revocation.

Proxy Solicitation

The Company will bear the entire cost of this proxy solicitation. In addition to soliciting proxies, we expect that our directors, officers and other management employees may solicit proxies personally or by mail, facsimile, telephone, or other electronic means, for which solicitation they will not receive any additional compensation. We will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request.

Shareholder Proposals for 2020 Annual Meeting of Shareholders

Shareholders of the Company may submit proposals that they believe should be voted upon at the Company’s annual meeting of shareholders or nominate persons for election to the Board. Pursuant to Rule 14a-8 under the Exchange Act, shareholder proposals meeting certain requirements may be eligible for inclusion in the Company’s proxy statement for the Company’s 2020 Annual Meeting of Shareholders. To be eligible for inclusion in the Company’s 2020 proxy statement, any such shareholder proposals must be submitted in writing to the Secretary of the Company no later than [________], 2020, in addition to complying with certain rules and regulations promulgated by the SEC. The submission of a shareholder proposal does not guarantee that it will be included in the Company’s proxy statement.

Alternatively, shareholder seeking to present a shareholder proposal or nomination at the Company’s 2020 Annual Meeting of Shareholders, without having it included in the Company’s proxy statement, must timely submit notice of such proposal or nomination. To be timely, a shareholder’s notice shall be delivered to the Corporate Secretary at the principal offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the 2019 Annual Meeting of Shareholders, unless the date of the 2020 Annual Meeting of Shareholders is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 60 days from the anniversary of the 2019 Annual Meeting of Shareholders. If the date of the 2020 Annual Meeting of Shareholders is advanced by more than 30 days or delayed (other than as a result of adjournment) by more than 60 days from the anniversary of the 2019 Annual Meeting of Shareholders, the shareholder must submit any such proposal or nomination no earlier than the close of business on the 120th day prior to the 2020 Annual Meeting of Shareholders and not later than the close of business on the later of the 90th day prior to the 2020 Annual Meeting of Shareholders, or if the first public announcement of the date of the 2020 Annual Meeting of Shareholders is less than 100 days prior to the date of such annual meeting, the tenth day following the day on which the public announcement of the date of such meeting is first made.

Notices of any proposals or nominations for the Company’s 2020 Annual Meeting of Shareholders should be sent to the attention of Mr. Matthew Schulman, the Company’s Compliance Officer, at Cuentas Inc., 200 S. BISCAYNE BLVD., 55TH FLOOR, MIAMI, FL, 31131.

APPENDIX A

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

CUENTAS INC.

(Document Number P05000130265)

As Amended and Restated on [________], 2020

ARTICLE I

The name of this Corporation is Cuentas Inc.

ARTICLE II

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Florida Business Corporation Act, as the same exists or may hereafter be amended (the “FBCA”).

ARTICLE III

(1) Authorized Shares. The total number of shares that the Corporation shall have the authority to issue is four hundred ten million (410,000,000), of which three hundred sixty million (360,000,000) shall be shares of Common Stock, $0.001 par value per share (“Common Stock”), and fifty million (50,000,000) shall be shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).

(a) Common Stock may be issued by the Corporation from time to time for such consideration as may be determined from time to time by the Board of Directors subject to, and in accordance with the full discretion conferred upon the Board of Directors by, the FBCA. Any and all shares for which the consideration so determined shall have been paid or delivered shall be deemed fully paid shares and shall not be liable for any further call or assessment thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.

(b) Each share of Common Stock shall have one vote, and the exclusive voting power for all purposes shall be vested in the holders of Common Stock, unless Preferred Stock with voting rights is created pursuant to Article III, Section 1(f) below.

(c) No holder of Common Stock as such shall have any preemptive right to subscribe for or acquire: (i) unissued or treasury shares of the Corporation of any class or series, (ii) securities of the Corporation convertible into or carrying a right to acquire or subscribe to shares of any class or series, or (iii) any other obligations, warrants, rights to subscribe to shares, or other securities of the Corporation of any class or series, in each case whether now or hereafter authorized.

(d) Subject to the provisions of law, dividends may be paid on the Common Stock (and any Preferred Stock authorized pursuant to Article III, Section 1(f) below which has the right to receive dividends) at such times and in such amounts as the Board of Directors may deem advisable.

(e) In the event of any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the holders of Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation, to the remaining net assets of the Corporation, subject to any rights of the Preferred Stock to receive a portion of such net assets if Preferred Stock is subsequently authorized under Article III, Section 1(f) below.

(f) The Board of Directors is hereby expressly authorized, without the additional vote of the shareholders holding any class or series of capital stock, to provide, out of the authorized, but unissued, shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional, or other special rights, if any, and any qualifications, limitations, or restrictions thereof, of the shares of such series, all of which may be set forth in resolutions adopted by the Board of Directors and a Certificate of Amendment to these Amended and Restated Articles of Incorporation filed with the Florida Department of State, Division of Corporations. The powers, preferences, and relative, participating, optional, and other special rights of each series of Preferred Stock, and the qualifications, limitations, or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

(2) Reclassification. Upon the filing of these Amended and Restated Articles of Incorporation (the date of such filing, the “Effective Date”), a reclassification (the “Reclassification”) will occur, pursuant to which each share of Series B Preferred Stock of the Corporation issued and outstanding as of immediately prior to the filing of these Amended and Restated Articles of Incorporation shall automatically, without further action on the part of the Corporation or any holder of such Series B Preferred Stock (each, a “Reclassified Shareholder”), be reclassified and converted into one share of Common Stock. The Reclassification will be effected as follows:

(a) Following the Effective Date, each holder of one or more certificates representing previously issued and outstanding shares of Series B Preferred Stock (each, an “Old Certificate”) will be entitled to receive, upon the surrender of all of such Reclassified Shareholder’s Old Certificates (or, if such Reclassified Shareholder alleges that an Old Certificate has been lost, stolen, or destroyed, a Lost Stock Certificate Affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft, or destruction of such Old Certificate) to the Corporation’s transfer agent for cancellation, one new certificate (each, a “New Certificate”) representing all of the shares of Common Stock into which such Reclassified Shareholder’s shares of previously owned Series B Preferred Stock were reclassified and converted as a result of the Reclassification.

(b) From and after the Effective Date, Old Certificates shall confer no right upon the holders thereof other than the right to exchange Old Certificates for New Certificates pursuant to the provisions hereof.

ARTICLE IV

The following provisions are inserted for the regulation and conduct of the affairs of the Corporation, but it is expressly provided that the same are intended to be and shall be construed to be in furtherance and not in limitation or exclusion of the powers conferred by law:

(1) Subject always to such Bylaws as may be adopted from time to time by the shareholders, the Board of Directors is expressly authorized to adopt, alter, amend and repeal the Bylaws of the Corporation, but any Bylaw provision adopted by the Board of Directors may be altered, amended or repealed by the shareholders. The Bylaws or any particular Bylaw provision may fix a greater quorum or voting requirement for shareholders (or voting groups of shareholders) than is required by the FBCA.

(2) All corporate powers of the Corporation shall be managed by or under the authority of, and its business and affairs shall be managed under the direction of, its Board of Directors. Directors need not be shareholders. The Bylaws may prescribe the number of directors, but not less than three; may provide for the increase or reduction thereof, but not less than three; and may prescribe the number necessary to constitute a quorum, which number may be less than a majority of the whole Board of Directors, but not less than the number required by the FBCA. Whenever a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of directors, it may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors.

ARTICLE V

(1) A director of the Corporation shall not be personally liable for monetary damages to the Corporation, its shareholders, or any other person or entity for any statement, vote, decision, or failure to act regarding corporate management or policy, to the fullest extent permitted by the FBCA.

(2) (a) Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in, any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, whether formal or informal and whether or not such action, suit, or proceeding is brought by or in the right of the Corporation, by reason of the fact that such person is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the FBCA. The right to indemnification conferred in this Article V shall also include the right to be paid by the Corporation the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent permitted by the FBCA. The right to indemnification conferred in this Article V shall be a contract right.

(b) The Corporation may, by action of its Board of Directors, provide indemnification to such of the directors, officers, employees, and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and permitted by the FBCA.

(3) The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the FBCA.

(4) The rights and authority conferred in this Article V shall not be exclusive of any other right which any person may otherwise have or hereafter acquire.

(5) Neither the amendment nor repeal of this Article V, nor the adoption of any provision of the Articles of Incorporation or the Bylaws of the Corporation (each as amended or amended and restated from time to time), nor, to the fullest extent permitted by the FBCA, any modification of law, shall eliminate or reduce the effect of this Article V in respect of any acts or omissions occurring prior to such amendment, repeal, adoption, or modification.

ARTICLE VI

No director of the Corporation may be removed from office by the shareholders except (a) for cause or (b) by the affirmative vote, at a special meeting of shareholders held for that purpose, of not less than a majority of the shareholders entitled to vote for the election of directors (or, if a director is elected by a voting group of shareholders, a majority of the shareholders entitled to vote for the election of such director). Upon any such removal, the term of the director who shall have been so removed shall forthwith terminate and there shall be a vacancy in the Board of Directors to be filled in such manner as shall be provided herein and by the Bylaws of the Corporation.

ARTICLE VII

A special meeting of shareholders of the Corporation shall be held (a) on the call of its Board of Directors or the person or persons authorized to do so by the Bylaws, or (b) if the holders of not less than 25% of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting sign, date, and deliver to the Corporation’s Secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held.

ARTICLE VIII

Subject to the provisions of Articles III and IX hereof, the Corporation reserves the right to amend, alter, change, or repeal any provision contained in these Amended and Restated Articles of Incorporation in the manner now or hereafter prescribed by statute and, with the sole exception of those rights and powers conferred under Article V hereof, all rights and powers conferred herein upon the shareholders, directors, and officers, if any, are granted subject to this reservation.

ARTICLE IX

Any action to be taken at any annual or special meeting of the shareholders may be taken without a meeting, without prior notice, and without a vote if a consent (or consents) in writing setting forth the action to be so taken shall be signed by the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the Corporation by delivery to its registered office in the State of Florida, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded. Every written consent shall bear the date of signature of each shareholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days after the earliest dated consent delivered in the manner required by this Article IX, written consents signed by a sufficient number of holders to take action are delivered to the Corporation as aforesaid. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by applicable law, be given to those shareholders who have not consented in writing, and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of shareholders to take the action were delivered to the Corporation.

The Corporation does hereby certify that pursuant to Sections 607.0821, 607.1001, 607.1003, 607.1004, and 607.1007 of the FBCA, the foregoing amendment and restatement was approved by the Board of Directors of the Corporation pursuant to that certain Written Consent of the Board of Directors of the Corporation, effective as of [________], 2020, and was adopted by the shareholders at a Special Meeting of Shareholders on [________], 2020. The voting groups entitled to vote on the adoption of the foregoing amendment and restatement were the holders of Common Shares as one voting group and the holders of Series B Preferred Units as another voting group. The number of votes cast by each such voting group was sufficient for approval for such voting group.

[Remainder of Page Left Blank – Signature Page Follows]

IN WITNESS HEREOF, these Amended and Restated Articles of Incorporation have been executed by a duly authorized officer of the Corporation on [________], 2020.

Arik Maimon, Chief Executive Officer

Signature Page to Amended and Restated Articles of Incorporation

APPENDIX B

Amended and Restated Bylaws

of

Cuentas Inc.

[________], 2020

ARTICLE I

SHAREHOLDERS

SECTION 1. Place of Holding Meeting. Meetings of shareholders may be held at such place within or without the State of Florida as may be determined by the Board of Directors.

SECTION 2. Quorum. Any number of shareholders, together holding a majority of the votes entitled to be cast by a voting group on a particular matter, represented in person or by proxy at any meeting of shareholders, constitutes a quorum of that voting group for action on that matter, except as may be otherwise provided by law, by the Amended and Restated Articles of Incorporation (as amended from time to time, the “Articles of Incorporation”) or by these Amended and Restated Bylaws. At any meeting of shareholders for the election of directors at which any voting group shall have a separate vote, the absence of a quorum of any other voting group shall not prevent the election of the directors to be elected by such voting group.

SECTION 3. Adjournment of Meetings. If less than a quorum shall be in attendance at the time for which the meeting shall have been called, the meeting may be adjourned from time to time by a majority vote of the shares represented, and who would be entitled to vote at the meeting if a quorum were present, without any notice other than by announcement at the meeting. Any meeting at which a quorum is present may also be adjourned, in like manner, for such time, or upon such call, as may be determined by vote. At any such adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called.

SECTION 4. Annual Election of Directors. The annual meeting of shareholders for the election of directors and the transaction of other business shall be held on the date and at the time fixed by resolution of the Board of Directors. If the election of directors does not occur on the day designated herein for the annual meeting or at an adjournment thereof, the Board of Directors shall cause a meeting of the shareholders for the election of a Board of Directors to be held as soon thereafter as may be convenient. At such meeting the shareholders may elect the directors and transact other business with the same force and effect as at an annual meeting duly called and held. The directors shall hold office until the next annual election and until their successors are respectively elected and qualified or until any such director’s earlier death, resignation, or removal; provided, however, in the event that any voting group has the right to elect directors separately as a voting group and such right shall have vested, such right may be exercised as provided in the Articles of Incorporation and any voting or similar agreement entered into by and among a group of shareholders. The Secretary shall prepare, or cause to be prepared, at least ten (10) days before every election, a complete list of shareholders entitled to vote, arranged in alphabetical order, and such list shall be kept in a file at the principal office of the corporation for such ten (10) days, for the examination of any shareholder at any time during usual business hours, and shall be produced and kept at the time and place of election during the whole time thereof, subject to the inspection of any shareholder who may be present.

SECTION 5. Voting at Shareholders’ Meeting. Unless otherwise provided in the Articles of Incorporation or these Amended and Restated Bylaws, and subject to the provisions of the Florida Business Corporation Act (the “FBCA”), each shareholder entitled to vote shall have one (1) vote to each share of voting stock registered in its name on the books of the corporation.

SECTION 6. Notice of Shareholders’ Meetings. Written notice, stating the time and place of the meeting and, in case of a special meeting, stating also a description of the purpose or purposes for which the meeting is called, shall be given by the secretary in person, by mail, or other method of delivery, or by e-mail or other electronic transmission if authorized by a shareholder, at least ten (10) but not more than sixty (60) days before the meeting. A written waiver of such notice signed by the person entitled thereto, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any notice or waiver of notice shall also satisfy the requirements of Article VI, Section 2 below.

SECTION 7. Nomination of Directors.

(a) Only persons who are nominated in accordance with the procedures set forth in these Amended and Restated Bylaws shall be eligible to serve as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of shareholders (1) by or at the direction of the Board of Directors or (2) by any shareholder (or group of shareholders as provided in this Section 7(b) below) of the corporation who is a shareholder of record at the time of giving of notice provided for in this Section 7, who shall be entitled to vote for the election of directors at the meeting, and who complies with the notice procedures set forth in this Section 7. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a shareholder’s notice (other than a notice submitted in order to include a Shareholder Nominee (as defined below) in the corporation’s proxy materials, as defined and described in Section 7(b) below) shall be delivered to or mailed and received at the principal executive office of the corporation not less than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days, notice by the shareholder to be timely must be so received not later than the close of business on the later of one hundred twenty (120) days in advance of such annual meeting or ten (10) days following the day on which notice or public disclosure of the date of the meeting is first made by the corporation.

Such shareholder’s notice shall set forth: (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the shareholder giving the notice (i) the name and address, as they appear on the corporation’s books, of such shareholder, and (ii) the class and number of shares of the corporation which are beneficially owned by such shareholder.

At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in a shareholder’s notice of nomination which pertains to the nominee. No person shall be eligible to serve as a director of the corporation unless nominated in accordance with the procedures set forth in this Section 7.

(b) The corporation shall include in its proxy statement for an annual meeting of shareholders the name of any person nominated for election to the Board of Directors (the “Shareholder Nominee”) by a shareholder or group of not more than ten (10) shareholders that satisfies the requirements of this Section 7(b) (the “Eligible Shareholder”), together with the Required Information (defined below), who expressly elects at the time of providing the notice required by this Section 7(b) to have the Shareholder Nominee included in the corporation’s proxy materials pursuant to this Section 7. Such notice shall consist of a copy of Schedule 14N filed with the Securities and Exchange Commission in accordance with Rule 14a-18 of the Exchange Act, along with any additional information as required to be delivered to the corporation by this Section 7(b) (all such information collectively referred to as the “Notice”), and such Notice shall be delivered to the corporation in accordance with the procedures and at the times set forth in this Section 7(b).

(i) Notwithstanding the procedures set forth in Section 7(a), the Notice, to be timely, must be received at the principal executive office of the corporation not later than the close of business on the one hundred fiftieth (150th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, the Notice by the shareholder to be timely must be so delivered not later than the close of business on the later of the one hundred fiftieth (150th) day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than one hundred twenty (120) days prior to the date of such annual meeting, the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation. In no event shall any adjournment or postponement of a shareholders’ meeting, or the public announcement thereof, commence a new time period for the giving of a shareholder’s Notice as described above, except as required by law.

(ii) For purposes of this Section 7(b), the “Required Information” that the corporation will include in its proxy statement consists of: (A) the information concerning the Shareholder Nominee and the Eligible Shareholder that is required to be disclosed in a proxy statement of the corporation by the rules and regulations of the Exchange Act; and (B) if the Eligible Shareholder so elects, a Statement (as defined below).

(iii) The corporation shall not be required to include, pursuant to this Section 7(b), any Shareholder Nominee in its proxy materials for any meeting of shareholders for which the Secretary of the corporation receives a notice that the nominating shareholder has nominated a person for election to the Board of Directors pursuant to the advance notice requirements for shareholder nominees for director set forth in Section 7(a) of these Bylaws.

(iv) The maximum number of Shareholder Nominees appearing in the corporation’s proxy materials with respect to an annual meeting of shareholders shall not exceed 20% of the number of directors in office as of the last day on which the Notice may be delivered, or if such amount is not a whole number, the closest whole number below 20%. Shareholder Nominees that were submitted by an Eligible Shareholder for inclusion in proxy materials of the corporation pursuant to this Section 7(b), but either are subsequently withdrawn, or that the Board of Directors itself determines to nominate for election, shall be included in this maximum number. In the event that the number of Shareholder Nominees submitted by Eligible Shareholders pursuant to this Section 7(b) exceeds this maximum number, each Eligible Shareholder will select one Shareholder Nominee for inclusion in the corporation’s proxy materials until the maximum number is reached, going in order of the amount of shares of common stock of the corporation (largest to smallest) disclosed as owned by each Eligible Shareholder in the Notice. If the maximum number is not reached after each Eligible Shareholder has selected one Shareholder Nominee, this selection process will continue as many times as necessary, following the same order each time, until the maximum number is reached.

(v) For purposes of this Section 7(b), an Eligible Shareholder shall be deemed to “own” only those outstanding shares of common stock of the corporation as to which the shareholder possesses both: (1) the full voting and investment rights pertaining to the shares and (2) the full economic interest in (including the opportunity for profit and risk of loss on) such shares; provided, however, that the number of shares calculated in accordance with clauses (1) and (2) shall not include any shares (A) sold by such shareholder or any of its affiliates in any transaction that has not been settled or closed, including short sales, (B) borrowed, for purposes other than a short sale, by such shareholder or any of its affiliates for any purposes or purchased by such shareholder or any of its affiliates pursuant to an agreement to resell, or (C) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such shareholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares of outstanding common stock of the corporation, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of (x) reducing in any manner, to any extent or at any time in the future, such shareholder’s or its affiliates’ full right to vote or direct the voting of any such shares, and/or (y) hedging, offsetting or altering to any degree gain or loss arising from the full economic ownership of such shares by such shareholder or affiliate. A shareholder shall “own” shares held in the name of a nominee or other intermediary so long as the shareholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. A shareholder’s ownership of shares shall be deemed to continue during any period in which the shareholder has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement which is revocable at any time by the shareholder. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Whether outstanding shares of the common stock of the corporation are “owned” for these purposes shall be determined by the Board of Directors.

(vi) An Eligible Shareholder must have owned (as defined in Section 7(b)(v) above) 3% or more of the corporation’s issued and outstanding Common Stock continuously for at least three (3) years (the “Required Shares”) as of both the date the Notice is required to be received by the corporation in accordance with this Section 7(b) and the record date for determining shareholders entitled to vote at the annual meeting, and must continue to hold the Required Shares through the meeting date; provided, however, that up to, but not more than, ten (10) individual shareholders who otherwise meet all of the requirements to be an Eligible Shareholder may aggregate their shareholdings in order to meet the 3% minimum ownership percentage prong, but not the holding period prong, of the Required Shares definition. Within the time period specified in this Section 7(b) for delivery of the Notice, an Eligible Shareholder (including each of the individual members of a group of Eligible Shareholders) must provide the following information in writing to the Secretary of the corporation: (1) one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the requisite three-year holding period) verifying that, as of a date within three (3) days prior to the date the Notice is received by the corporation, the Eligible Shareholder owns, and has owned continuously for the preceding three (3) years, the Required Shares, and the Eligible Shareholder’s agreement to provide, within five (5) business days after the record date for the annual meeting, written statements from the record holder and intermediaries verifying the Eligible Shareholder’s continuous ownership of the Required Shares through the record date, along with a written statement that the Eligible Shareholder will continue to hold the Required Shares through the meeting date; (2) the information required to be set forth in the Notice, together with the written consent of each Shareholder Nominee to being named in the proxy statement as a nominee and to serving as a director if elected; (3) a representation that the Eligible Shareholder (A) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control of the corporation, and does not presently have such intent, (B) has not nominated and will not nominate for election to the Board of Directors at the annual meeting any person other than the Shareholder Nominee(s) being nominated pursuant to this Section 7(b), (C) has not engaged and will not engage in, and has not and will not be a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting other than its Shareholder Nominee or a nominee of the Board of Directors, and (D) will not distribute to any shareholder any proxy card for the annual meeting other than the form distributed by the corporation; and (4) an undertaking that the Eligible Shareholder agrees to (A) assume all liability stemming from any legal or regulatory violation arising out of the Eligible Shareholder’s communications with the shareholders of the corporation or out of the information that the Eligible Shareholder provided to the corporation, (B) comply with all other laws and regulations applicable to any solicitation in connection with the annual meeting, and (C) provide to the corporation prior to the election of directors such additional information as requested with respect thereto. The inspector of election shall not give effect to the Eligible Shareholder’s votes with respect to the election of directors if the Eligible Shareholder does not comply with each of the representations set forth in clause (3) above.

(vii) The Eligible Shareholder may provide to the Secretary of the corporation, at the time the information required by this Section 7(b) is provided, a written statement for inclusion in the proxy statement for the corporation’s annual meeting, not to exceed 500 words, in support of the Shareholder Nominee’s candidacy (the “Statement”). Notwithstanding anything to the contrary contained in this Section 7(b), the corporation may omit from its proxy materials any information or Statement that it, in good faith, believes is materially false or misleading, omits to state any material fact, or would violate any applicable law or regulation.

(c) The corporation may request such additional information as necessary to permit the Board of Directors to determine if each Shareholder Nominee is independent under the listing standards of the principal U.S. exchange upon which the corporation’s Common Stock is listed, any applicable rules of the Securities and Exchange Commission and any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of its directors. If the Board of Directors determines in good faith that the Shareholder Nominee is not independent under any of these standards, the Shareholder Nominee will not be eligible for inclusion in the corporation’s proxy materials.

(d) Any Shareholder Nominee who is included in the corporation’s proxy materials for a particular annual meeting of shareholders but either (1) withdraws from or becomes ineligible or unavailable for election at the annual meeting, or (2) does not receive at least 25% of the votes cast in favor of the election of such Shareholder Nominee, will be ineligible to be a Shareholder Nominee pursuant to this Section 7(b) for the next two (2) annual meetings of the corporation.

(e) Notwithstanding anything in Section 7(a) or Section 7(b) to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased by the Board of Directors, and there is no public announcement by the corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred thirty (130) days prior to the first (1st) anniversary of the preceding year’s annual meeting, a shareholder’s notice required by Section 7(a) or Section 7(b) shall also be considered timely, but only with respect to nominees for any new positions created by such increase (and with respect to Section 7(b), only to the extent the increase in the size of the board increases the number of nominees permitted under Section 7(b)(iv)), if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) business day following the day on which such public announcement is first made by the corporation.

(f) The Chairman of the meeting shall have the power to determine and declare to the meeting whether a nomination was made in accordance with the procedures prescribed by these Amended and Restated Bylaws, and if the Chairman should so determine that such nomination was not made in compliance with these Amended and Restated Bylaws, declare to the meeting that no action shall be taken on such nomination and such defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section.

SECTION 8. Notice of Business. At any meeting of the shareholders, only such business shall be conducted as shall have been brought before the meeting: (a) by or at the direction of the Board of Directors; or (b) by any shareholder of the corporation who is a shareholder of record at the time of giving of the notice provided for in this Section 8 and at the time of the meeting, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 8. The immediately preceding sentence shall be the exclusive means for a shareholder to make business proposals (other than matters properly brought under Rule 14a-8 under the Exchange Act and included in the corporation’s notice of meeting) before a meeting of shareholders. For business to be properly brought before a shareholder meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the corporation in accordance with the timeliness provisions of Section 7 above. A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the meeting: (a) brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the corporation’s books, of the shareholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the shareholder and (d) any material interest of the shareholder in such business. The Chairman of the meeting shall have the power to determine and declare to the meeting whether a proposal of business was made in accordance with the procedures prescribed by these Amended and Restated Bylaws, and if the Chairman should so determine that such proposal of business was not made in compliance with these Amended and Restated Bylaws, declare to the meeting that no action shall be taken on such proposal and such defective proposal shall be disregarded. Notwithstanding the foregoing provisions of this Section, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 8.

SECTION 9. Organization. At each meeting of shareholders, the Chairman of the board or, in the absence of the Chairman or if a Chairman shall not have been elected, a person appointed by the directors shall act as Chairman of the meeting. The Secretary of the corporation (or, in the absence or inability to act of the Secretary of the corporation, the person whom the Chairman of the meeting shall appoint secretary of the meeting) shall act as secretary of the meeting and keep the minutes thereof.

SECTION 10. Order of Business. The order of business at all meetings of shareholders, as well as the rules governing such meetings, shall be solely determined by the Chairman of the meeting.

ARTICLE II

DIRECTORS

SECTION 1. Organization. The Board of Directors may hold a meeting for the purpose of organization and the transaction of other business if a quorum be present, immediately before and/or after the annual meeting of the shareholders and immediately before and/or after any special meeting at which directors are elected. Notice of such meeting need not be given. Such organizational meeting(s) may be held at any other time or place, which shall be specified in a notice given as provided for special meetings of the Board of Directors, or in a consent and waiver of notice thereof signed by all the directors.

SECTION 2. Chairman of the Board. At the organizational meeting described in Article II, Section 1 or at such other time as the Board of Directors deems appropriate, the Board of Directors shall elect from among its number a Chairman (or person having a similar title) of the Board of Directors, who shall hold office until the next organizational meeting described in Article II, Section 1 and until his or her successor is elected and qualified, or until his or her earlier death, resignation, or removal by the Board of Directors with or without cause. The Chairman of the board shall preside at all meetings of the Board of Directors and all meetings of the shareholders. The Chairman of the board shall also exercise such other powers as the Board of Directors may from time to time direct or which may be required by law.

SECTION 3. Regular Meetings. Regular meetings of the Board of Directors shall be held on such dates as are designated, from time to time, by the Chairman of the board, and shall be held at the principal office of the corporation or at such other location as the Chairman of the Board of Directors selects. Each regular meeting shall commence at the time designated by the Chairman of the Board of Directors on at least five (5) days’ prior written notice to each director when sent by mail and on at least twenty-four (24) hours’ notice when sent by private express carrier or transmitted by fax, e-mail, or other electronic means.

SECTION 4. Special Meetings. Special meetings of the Board of Directors may be called by any director. Written notice of the time, place and purposes of each special meeting shall be sent by private express carrier or transmitted by fax, e-mail, or other electronic means to each director at least twenty-four (24) hours prior to such meeting. Notwithstanding the preceding, any meeting of the Board of Directors shall be a legal meeting without any notice thereof if all the members of the Board of Directors shall be present or if all absent members waive notice thereof.

SECTION 5. Number; Qualifications; Quorum; Term.

(a) The Board of Directors shall consist of not less than three (3) nor more than fifteen (15) members as determined from time to time by resolution of the Board of Directors. As of the date of these Amended and Restated Bylaws, the Board of Directors shall consist of five (5) directors.

(b) Subject to the provisions of the Articles of Incorporation, one-third (1/3) of the total number of directors (but in no event less than two (2) directors) shall constitute a quorum for the transaction of business, but if at any meeting of the Board of Directors there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time without further notice other than by announcement at the meeting, until a quorum shall be present. Any meeting at which a quorum is present may also be adjourned in like manner, for such time or upon such call, as may be determined by vote. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting originally held if a quorum had been present thereat. The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum. The affirmative vote of a majority of the directors present at a meeting at which a quorum is constituted shall be the act of the Board of Directors, unless the Articles of Incorporation or any voting agreement, side letter, or other written agreement entered into by and among the corporation and any shareholders of the corporation shall require a vote of a greater number of votes or the affirmative vote of particular directors.

(c) Except as otherwise provided in these Amended and Restated Bylaws, directors shall hold office until the next succeeding annual shareholders’ meeting and thereafter until their successors are respectively elected and qualified or until any such director’s earlier death, resignation or removal.

SECTION 6. Place of Meetings. The Board of Directors may hold its meetings and keep the books of the corporation inside or outside of the State of Florida, at any office of the corporation, or at any other place, as it may from time to time by resolution determine.

SECTION 7. Vacancies. Except as otherwise provided in the Articles of Incorporation, any vacancy in the Board of Directors because of death, resignation, retirement, disqualification, removal from office, increase in the number of directors, or any other cause may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, at any regular or special meeting of the Board of Directors, subject to the terms and conditions of the Articles of Incorporation and any voting agreement, side letter, or other written agreement entered into by and among the corporation and any shareholders of the corporation.

SECTION 8. Election of Directors; Resignation of Directors.

(a) At all meetings of shareholders for the election of directors, each director shall be elected by a plurality of the votes cast.

(b) Any director of the corporation may resign at any time by giving written notice to the Chairman of the Board of Directors or to the Secretary of the corporation. Such resignation shall take effect at the time specified therein. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

(c) To be eligible to be a nominee for election or reelection as a director of the corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Article I, Section 7) to the Secretary at the principal executive office of the corporation a written agreement (in the form provided by the secretary upon written request) that such person will abide by the requirements of Section 8(c).

SECTION 9. Compensation of Directors. The Board of Directors shall have the authority to fix the compensation of directors. In addition, each director shall be entitled to be reimbursed by the corporation for all reasonable expenses incurred in attending meetings of the Board of Directors or of any committee of which such person is a member. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation for such services from the corporation; provided, however, that any person who is receiving a stated compensation as an officer of the corporation for services as such officer shall not receive any additional compensation for services as a director during such period. A director entitled to receive stated compensation for services as director, who shall serve for only a portion of a year, shall be entitled to receive only that portion of the director’s annual stated compensation on which the period of such service during the year bears to the entire year. The annual compensation of directors shall be paid at such times and in such installments as the Board of Directors may determine.

SECTION 10. Committees.

(a) The Board of Directors shall designate an Audit Committee, Compensation Committee, and Administration and Management Committee, and may designate one or more other committees as it may deem advisable, each of which shall have and may exercise the powers and authority of the Board of Directors to the extent provided in the charter of each committee adopted by the Board of Directors in one or more resolutions. The members of the committees, who shall be at least two (2) in number, shall act only as a committee and, except to the extent otherwise set forth in the charter of each committee, the individual members shall have no power as such. Unless the Board of Directors elects a committee chairman, each committee shall elect its own chairman. Subject to the provisions of its charter, each committee shall have full power and authority to make rules for the conduct of its business. The Board of Directors shall have the power at any time to change the membership of committees, fill vacancies, and to abolish any committee other than the Audit Committee, Compensation Committee, and Administration and Management Committee.

(b) The members of each committee shall be elected by the Board of Directors and shall serve until the first meeting of the Board of Directors after the annual meeting of shareholders and until their successors are elected and qualified or until the members’ earlier death, resignation or removal. Vacancies may be filled by the Board of Directors at any meeting. Subject to compliance with the respective committee charters for the Audit, Compensation, and Administration and Management Committees, the Chairman of the Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee to serve for that committee meeting only.

(c) The Chairman of the Board of Directors or Chief Executive Officer, the committee chairman, or a majority of any committee may call a meeting of that committee. A quorum of any committee shall consist of a majority of its members unless otherwise provided by resolution of the Board of Directors. Except to the extent otherwise set forth in the charter of each committee, the majority vote of a quorum shall be required for the transaction of business. The committee may also take action by unanimous written consent of all committee members without a meeting. The chairman of the committee shall give, or cause the Secretary of the corporation to give, notice of all meetings of the committee by mailing the notice to the members of the committee at least three (3) days before each meeting or by telephoning the members not later than one (1) day before the meeting. The notice shall state the time, date, and place of the meeting. Any notice or waiver of notice shall also satisfy the requirements of Article VI, Section 2 below. Each committee shall fix its other rules of procedure.

(d) No committee of the Board of Directors shall have the power or authority to: (i) approve or recommend to shareholders actions or proposals required by the FBCA to be approved by shareholders; (ii) fill vacancies on the Board of Directors or any committee thereof; (iii) adopt, amend, or repeal these Amended and Restated Bylaws; (iv) authorize or approve the reacquisition of shares unless pursuant to a general formula or method specified by the Board of Directors; or (v) authorize or approve the issuance or sale or contract for the sale of shares, or determine the designation and relative rights, preferences, and limitations of a voting group, except that the Board of Directors may authorize a committee (or a senior executive officer of the corporation) to do so within limits specifically prescribed by the Board of Directors.

ARTICLE III

OFFICERS

SECTION 1. Titles and Election. At the organizational meeting described in Article II, Section 1 or at such other time as the Board of Directors deems appropriate, the Board of Directors may elect one or more persons to serve as a Chief Executive Officer, a Vice Chairman, a President, and one or more Vice Presidents, a Secretary, and one or more Assistant Secretaries, and such other officers as the Board of Directors from time to time may deem proper, each of whom need not be directors. Such officers shall hold office until the next annual election of officers and until their successors are respectively elected and qualified, or until their respective earlier death, resignation or removal by the Board of Directors as provided in Article III, Section 8.

SECTION 2. Chief Executive Officer. Subject to the direction and control of the Board of Directors, the Chief Executive Officer shall have supervisory authority over the policies of the corporation as well as the management and control of the business and affairs of the corporation.

SECTION 3. Vice Chairman. The Vice Chairman shall have such duties and responsibilities relating to the management of the corporation as may be defined and designated by the Chief Executive Officer or the Board of Directors.

SECTION 4. President. The President shall have responsibility for the management of the operating businesses of the corporation and shall do and perform all acts incident to the office of President or which are authorized by the Chief Executive Officer, the Board of Directors, or as may be required by law.

SECTION 5. Vice President(s). Each Vice President shall have such designations and such powers and shall perform such duties as may be assigned by the Board of Directors or the Chief Executive Officer. The Board of Directors may designate one or more Vice Presidents to be a Senior Executive Vice President, Executive Vice President, Senior Vice President, Group Vice President. or other similar designation.

SECTION 6. Secretary. The Secretary shall:

(a) keep the minutes of meetings of shareholders and of the Board of Directors in books provided for the purpose;

(b) see that all notices are duly given in accordance with the provisions of these Amended and Restated Bylaws and as required by law;

(c) be custodian of the records and have charge of the seal of the corporation and see that it is affixed to all stock certificates prior to their issuance and to all documents the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these Amended and Restated Bylaws;

(d) have charge of the stock books of the corporation and keep or cause to be kept the stock and transfer books in such manner as to show at any time the amount of the stock of the corporation issued and outstanding, the manner in which and the time when such stock was paid for, the names, alphabetically arranged, and the addresses of the holders of record thereof, the number of shares held by each, and the time when each became such holder of record; exhibit or cause to be exhibited at all reasonable times to any director, upon application, the original or duplicate stock ledger;

(e) see that the books, reports, statements, certificates, and all other documents and records required by law are properly kept, executed, and filed; and

(f) in general, perform all duties incident to the office of the Secretary, and such other duties as from time to time may be assigned by the Board of Directors.

SECTION 7. Assistant Secretary. At the request of the Secretary, or in the absence or disability of the Secretary, an Assistant Secretary may perform all the duties of the Secretary, and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Secretary. Each Assistant Secretary shall have such other powers and shall perform such other duties as may be assigned by the Board of Directors.

SECTION 8. Resignation and Removal of Officers. Any officer of the corporation may resign at any time by giving written notice to the Chairman of the Board of Directors or to the Secretary. Such resignation shall take effect when the notice is so delivered unless the notice specifies a later effective date, and unless otherwise specified therein the acceptance of such resignation shall not be necessary to make it effective. Any officer may be removed summarily at any time, with or without cause, by vote of a majority of the Board of Directors, subject to the terms and conditions of the Articles of Incorporation and any voting agreement, side letter, or other written agreement entered into by and among the corporation and any of its shareholders.

SECTION 9. Salaries. The salaries of officers shall be fixed from time to time by the Board of Directors or a board committee authorized by the Board of Directors. The Board of Directors or authorized committee may authorize and empower the Chief Executive Officer, any Vice Chairman, or any Vice President of the corporation designated by the Board of Directors or by the authorized committee to fix the salaries of all officers of the corporation who are not directors of the corporation. No officer shall be prevented from receiving a salary by reason of the fact that such officer is also a director of the corporation.

ARTICLE IV

CAPITAL STOCK

SECTION 1. Issue of Stock With or Without Certificates. The Board of Directors may authorize the issuance of some or all of the shares of any or all of the corporation’s classes or series of stock without certificates. Certificates for those shares of the capital stock of the corporation that are represented by certificates shall be in such forms as shall be approved by the Board of Directors. Each holder of shares represented by certificates shall be entitled to have the certificate for such shares issued under the seal of the corporation, signed by the Chairman, a Vice Chairman, or a Vice President and also by the Secretary or an Assistant Secretary; provided, however, that where a certificate is countersigned by a transfer agent, other than the corporation or its employee, or by a registrar, other than the corporation or its employee, the corporate seal and any other signature on such certificate may be a facsimile, engraved, stamped, or printed. In case any officer, transfer agent, or registrar of the corporation who shall have signed, or whose facsimile signature shall have been used on any such certificate, shall cease to be such officer, transfer agent or registrar, whether because of death, resignation, or otherwise, before such certificate shall have been delivered by the corporation, such certificate shall nevertheless be deemed to have been adopted by the corporation and may be issued and delivered as though the person who signed such certificate or whose facsimile signature shall have been used thereon had not ceased to be such officer, transfer agent or registrar.

SECTION 2. Transfer of Shares. Subject to the terms and conditions of the Articles of Incorporation and any voting agreement, side letter, or other written agreement entered into by and among the corporation and any of its shareholders, the shares of the corporation shall be transferable upon its books by the holders thereof in person or by their duly authorized attorneys or legal representatives, and upon such transfer of any shares represented by certificates, the old certificates for such shares shall be surrendered to the corporation by the delivery thereof to the person in charge of the shares and transfer books and ledgers, or to such other person as the Board of Directors may designate, by whom they shall be canceled, and new certificates (or an appropriate entry in respect of shares without certificates) shall thereupon be issued for the shares so transferred to the person entitled thereto. A record shall be made of each transfer and whenever a transfer shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer.

SECTION 3. Lost Certificates. Any person claiming a certificate representing shares to be lost or destroyed shall make an affidavit or affirmation of that fact, and if requested to do so by the Board of Directors or the Secretary of the corporation, shall advertise such fact in such manner as the Board of Directors or the Secretary may require, and shall give to the corporation, its transfer agent and registrar, if any, a bond or indemnity in such sum as the Board of Directors or Secretary may direct, but not less than double the value of the shares represented by such certificate, in form satisfactory to the Board of Directors and to the transfer agent and registrar of the corporation, if any, and with or without sureties as the Board of Directors or Secretary with the approval of the transfer agent and registrar, if any, may prescribe; whereupon the Chairman, a Vice Chairman or a Vice President and the Secretary or an Assistant Secretary may cause to be issued a new certificate of the same tenor (or cause an appropriate entry to be made in respect of shares without certificates) and for the same number of shares as the one alleged to have been lost or destroyed.

SECTION 4. Rules as to Issue of Shares. The Board of Directors shall make such rules and regulations as it may deem expedient concerning the issue, transfer, and registration of shares of the corporation. It may appoint one or more transfer agents and/or registrars of transfer, and may require all certificates to bear the signature of either or both. Each and every person accepting shares from the corporation therein shall furnish the corporation with a written statement of the residence or post office address of that person, and in the event of changing such residence shall advise the corporation of such new address.

SECTION 5. Holder of Record Deemed Holder in Fact. The Board of Directors shall be entitled to treat the holder of record of any share or shares as the holder in fact thereof, and accordingly shall not be bound to recognize any equitable or other claim to, or interest in, such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as expressly provided by law.

SECTION 6. Closing of Transfer Books or Fixing Record Date. The Board of Directors shall have the power to close the share transfer books of the corporation for a period not exceeding sixty (60) days preceding the date of any meeting of shareholders or the date for payment of any dividend or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect; provided, however, that in lieu of closing the share transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of shareholders or the date for the payment of any dividend or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect, as a record date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion, or exchange of capital stock, and in such case only such shareholders as shall be shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after any such record date fixed as aforesaid.

ARTICLE V

CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

SECTION 1. Contracts, Etc.; How Executed. The Board of Directors or such officer or person to whom such power shall be delegated by the Board of Directors by resolution, except as in these Amended and Restated Bylaws otherwise provided, may authorize any officer or officers, agent or agents, either by name or by designation of their respective offices, positions, or class, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

SECTION 2. Loans. No loans shall be contracted on behalf of the corporation and no negotiable paper shall be issued in its name, unless and except as authorized by the vote of the Board of Directors or by such officer or person to whom such power shall be delegated by the Board of Directors by resolution or by these Amended and Restated Bylaws. When so authorized by the Board of Directors or by such officer or person to whom such power shall be delegated by the Board of Directors by resolution or by these Amended and Restated Bylaws, any officer or agent of the corporation may obtain loans and advances at any time for the corporation from any bank, banking firm, trust company, or other institution, or from any firm, corporation, or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other evidences of indebtedness of the corporation, and, when authorized as aforesaid to give security for the payment of any loan, advance, indebtedness or liability of the corporation, may pledge, hypothecate, or transfer any and all stocks, securities, and other personal property at any time held by the corporation, and to that end endorse, assign and deliver the same, but only to the extent and in the manner authorized by the Board of Directors or by these Amended and Restated Bylaws. Such authority may be general or confined to specific instances.

SECTION 3. Deposits. All funds of the corporation shall be deposited from time to time to the credit of the corporation with such banks, banking firms, trust companies, or other depositaries as the Board of Directors may select or as may be selected by any officer or officers, agent or agents of the corporation to whom such power may be delegated from time to time by the Board of Directors or by these Amended and Restated Bylaws.

SECTION 4. Checks, Drafts, Etc. All checks, drafts, or other orders for the payment of money, notes, acceptances, or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent, or agents of the corporation and in such manner as shall be determined from time to time by resolution of the Board of Directors or by such officer or person to whom such power of determination shall be delegated by the Board of Directors by resolution or by these Amended and Restated Bylaws. Endorsements for deposit to the credit of the corporation in any of its authorized depositaries may be made, without any countersignature, by the Chairman of the Board of Directors, a Vice Chairman, or any Vice President or by any other officer or agent of the corporation appointed by any officer of the corporation to whom the Board of Directors, by resolution, shall have delegated such power of appointment, or by hand-stamped impression in the name of the corporation.

SECTION 5. Transaction of Business. The corporation, or any division or department into which any of the business or operations of the corporation may have been divided, may transact business and execute contracts under its own corporate name, its division, or department name, a trademark, or a trade name.

ARTICLE VI

MISCELLANEOUS PROVISIONS

SECTION 1. Fiscal Year; Staff and Divisional Titles.

(a) Fiscal Year. The fiscal year of the corporation shall end on December 31 each year.

(b) Staff and Divisional Titles. The Chief Executive Officer may appoint, at such officer’s discretion, such persons as he or she deems appropriate to hold the title of staff vice president, divisional president, or divisional vice president or other similar designation. Such persons shall not be officers of the corporation and shall retain such title at the sole discretion of the Chief Executive Officer who may from time to time make or revoke such designation.

SECTION 2. Notice and Waiver of Notice. Whenever any notice is required by these Amended and Restated Bylaws to be given, personal notice to the person is not meant unless expressly so stated; and any notice so required shall be deemed to be sufficient if given by depositing the same in a post office or post box in a sealed postpaid wrapper, addressed to the person entitled thereto at the post office address as shown on the transfer books of the corporation, in case of a shareholder, and at the last known post office address in case of an officer or director who is not a shareholder; and such notice shall be deemed to have been given on the day of such deposit. In the case of notice by private express carrier or similar means, notice shall be deemed to be sufficient if transmitted or sent to the person entitled to notice or to any person at the residence or usual place of business of the person entitled to notice who it is reasonably believed will convey such notice to the person entitled thereto; and notice shall be deemed to have been given at the time of receipt at such residence or place of business. In the case of notice by fax, e-mail, or electronic means, notice shall be deemed to be sufficient if transmitted in a manner authorized by the recipient. Any notice required by these Amended and Restated Bylaws may be given to the person entitled thereto personally and attendance of a person at a meeting shall constitute a waiver of notice of such meeting. Whenever notice is required to be given under these Amended and Restated Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.

SECTION 3. Inspection of Books. The Board of Directors shall determine from time to time whether and, if allowed, when and under what conditions and regulations the accounts, records, and books of the corporation (except such as may, by statute, be specifically open to inspection), or any of them, shall be open to the inspection of the shareholders, and the shareholders’ rights in this respect are and shall be restricted and limited accordingly.

SECTION 4. Construction. All references herein in the plural shall be construed to include the singular and in the singular shall be construed to include the plural, if the context so requires.

SECTION 5. Indemnification.

(a) Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), whether formal or informal and whether or not such action, suit or proceeding is brought by or in the right of the corporation, by reason of the fact that such person is or was a director, officer, trustee, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the corporation (a “Covered Person”), whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, trustee, employee or agent or in any other capacity while serving as a director, officer, trustee, employee or agent, shall be indemnified and held harmless by the corporation (and any successor of the corporation by merger or otherwise) to the fullest extent permitted by the FBCA as the same exists or may hereafter be amended or modified from time to time, against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such person in connection with such Proceeding if the person if the person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful. Such indemnification shall continue as to a person who has ceased to be a director, officer, trustee, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in Section 5(c)(i) below, the corporation shall indemnify any such person seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Section 5(a) shall also include the right to be paid by the corporation the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent permitted by the FBCA as the same exists or may hereafter be amended or modified from time to time. Each Covered Person shall have the right, without the need for any action by the Board of Directors, to be paid by the corporation (and any successor of the corporation by merger or otherwise) the expenses incurred in connection with any Proceeding in advance of its final disposition, such advances to be paid by the corporation within twenty (20) days after the receipt by the corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (an “Undertaking”) by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal (a “final disposition”) that such director or officer is not entitled to be indemnified for such expenses under these Amended and Restated Bylaws or otherwise. The right to indemnification and advancement of expenses conferred in this Section 5(a) shall be a contract right.

(b) To obtain indemnification under these Amended and Restated Bylaws, a claimant shall submit to the corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification, a determination, if required by applicable law, with respect to the claimant’s entitlement thereto shall be made as follows: (i) by a majority of Disinterested Directors (as defined below), even though less than a quorum, or (ii) by a committee of Disinterested Directors designated by majority vote of the Disinterested Directors, even though less than a quorum, or (iii) if there are no Disinterested Directors, or if the Disinterested Directors so direct, by Independent Counsel (as defined below), in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, or (iv) if a majority of the Disinterested Directors so directs, by a majority vote of the shareholders of the corporation. In the event the determination of entitlement to indemnification is to be made by Independent Counsel, the Independent Counsel shall be selected by the Disinterested Directors. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within ten (10) days after such determination.

(c) (i) If a claim for indemnification under this Section 5 is not paid in full by the corporation within thirty (30) days after a written claim pursuant to Section 5(b) above has been received by the corporation, or (ii) if a request for advancement of expenses under this Section 5 is not paid in full by the corporation within twenty (20) days after a statement pursuant to Section 5(a) above and the required Undertaking, if any, have been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim for indemnification or request for advancement of expenses and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action that, under the FBCA, the claimant has not met the standard of conduct which makes it permissible for the corporation to indemnify the claimant for the amount claimed or that the claimant is not entitled to the requested advancement of expenses, but (except where the required Undertaking, if any, has not been tendered to the corporation) the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Disinterested Directors, Independent Counsel, or shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth under the FBCA, nor an actual determination by the corporation (including its Disinterested Directors, Independent Counsel, or shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

(d) If a determination shall have been made pursuant to Section 5(b) above that the claimant is entitled to indemnification, the corporation shall be bound by such determination in any judicial proceeding commenced pursuant to Section 5(c)(i) above.

(e) The corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to Section 5(c)(i) above that the procedures and presumptions of these Amended and Restated Bylaws are not valid, binding, and enforceable and shall stipulate in such proceeding that the corporation is bound by all the provisions of these Amended and Restated Bylaws.

(f) All of the rights conferred in this Section 5 as to indemnification, advancement of expenses, and otherwise shall be contract rights between the corporation and each Covered Person to whom such rights are extended that vest at the commencement of such Covered Person’s service to or at the request of the corporation and (i) any amendment or modification of this Section 5 that in any way diminishes or adversely affects any such rights shall be prospective only and shall not in any way diminish or adversely affect any such rights with respect to such Covered Person, and (ii) all of such rights shall continue as to any such Covered Person who has ceased to be a director, officer, trustee, employee or agent of the corporation or ceased to serve at the corporation’s request as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, as described herein, and shall inure to the benefit of such Covered Person’s heirs, executors and administrators.

(g) All of the rights conferred in this Section 5 as to indemnification, advancement of expenses, and otherwise (i) shall not be exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled or hereafter acquire under any statute, provision of the Articles of Incorporation, these Amended and Restated Bylaws, agreement, vote of shareholders or Disinterested Directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office and (ii) cannot be terminated or impaired by the corporation, the Board of Directors or the shareholders of the corporation with respect to a person’s service prior to the date of such termination.

(h) The corporation shall have power to purchase and maintain, at its expense, insurance to protect itself and any person who is or was a director, officer, trustee, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss asserted against such person and incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify him against such liability under the FBCA. To the extent that the corporation maintains any policy or policies providing such insurance, each such current or former director, officer, trustee, employee or agent shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such current or former director, officer, trustee, employee or agent.

(i) Neither the amendment nor repeal of this Section 5, nor the adoption of any provision of the Articles of Incorporation or these Amended and Restated Bylaws, nor, to the fullest extent permitted by the FBCA, any modification of law, shall eliminate or reduce the effect of this Section 5 in respect of any acts or omissions occurring prior to such amendment, repeal, adoption, or modification.

(j) Any notice, request or other communication required or permitted to be given to the corporation under this bylaw shall be in writing and either delivered in person or sent by mail or other method of delivery, or by e-mail or other electronic transmission, to the Secretary of the corporation and shall be effective only upon receipt by the secretary.

(k) If any provision or provisions of this Section 5 shall be held to be invalid, illegal, or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Section 5 (including, without limitation, each portion of any paragraph of this Section 5 containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Section 5 (including, without limitation, each such portion of any paragraph of this Section 5 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

(l) For purposes of this Section 5: (i) “Disinterested Director” means a director of the corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant; and (ii) “Independent Counsel” means a large national law firm, a member of a large national law firm, or an independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the corporation or the claimant in an action to determine the claimant’s rights under this bylaw.

ARTICLE VII

AMENDMENTS

SECTION 1. Amendment of Bylaws. All Bylaws of the corporation (including these Amended and Restated Bylaws) shall be subject to adoption, alteration, amendment, or repeal as provided in, and subject to the provisions of, the Articles of Incorporation and the FBCA.

* * * * *

THE 2019 FLORIDA STATUTES

TITLE XXXVI, BUSINESS ORGANIZATIONS

CHAPTER 607, FLORIDA BUSINESS CORPORATION ACT

Section 607.1302. Rights of shareholders to appraisal.

(1) A shareholder of a domestic corporation is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder’s shares, in the event of any of the following corporate actions:

(a) Consummation of a domestication or a conversion of such corporation pursuant to s. 607.11921 or s. 607.11932, as applicable, if shareholder approval is required for the domestication or the conversion;

(b) Consummation of a merger to which such corporation is a party:

1. If shareholder approval is required for the merger under s. 607.1103 or would be required but for s. 607.11035, except that appraisal rights shall not be available to any shareholder of the corporation with respect to shares of any class or series that remains outstanding after consummation of the merger where the terms of such class or series have not been materially altered; or

2. If such corporation is a subsidiary and the merger is governed by s. 607.1104;

(c) Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired, except that appraisal rights are not available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not acquired in the share exchange;

(d) Consummation of a disposition of assets pursuant to s. 607.1202 if the shareholder is entitled to vote on the disposition, including a sale in dissolution, except that appraisal rights shall not be available to any shareholder of the corporation with respect to shares or any class or series if:

1. Under the terms of the corporate action approved by the shareholders there is to be distributed to shareholders in cash the corporation’s net assets, in excess of a reasonable amount reserved to meet claims of the type described in ss. 607.1406 and 607.1407, within 1 year after the shareholders’ approval of the action and in accordance with their respective interests determined at the time of distribution; and

2. The disposition of assets is not an interested transaction;

(e) An amendment of the articles of incorporation with respect to a class or series of shares which reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or the right to repurchase the fractional share so created;

(f) Any other merger, share exchange, disposition of assets, or amendment to the articles of incorporation, in each case to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval;

(g) An amendment to the articles of incorporation or bylaws of the corporation, the effect of which is to alter or abolish voting or other rights with respect to such interest in a manner that is adverse to the interest of such shareholder, except as the right may be affected by the voting or other rights of new shares then being authorized of a new class or series of shares;

(h) An amendment to the articles of incorporation or bylaws of a corporation the effect of which is to adversely affect the interest of the shareholder by altering or abolishing appraisal rights under this section;

(i) With regard to a class of shares prescribed in the articles of incorporation prior to October 1, 2003, including any shares within that class subsequently authorized by amendment, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1. Altering or abolishing any preemptive rights attached to any of his or her shares;

2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder’s voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4. Reducing the stated redemption price of any of the shareholder’s redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5. Making noncumulative, in whole or in part, dividends of any of the shareholder’s preferred shares which had theretofore been cumulative;

6. Reducing the stated dividend preference of any of the shareholder’s preferred shares; or

7. Reducing any stated preferential amount payable on any of the shareholder’s preferred shares upon voluntary or involuntary liquidation;

(j) An amendment of the articles of incorporation of a social purpose corporation to which s. 607.504 or s. 607.505 applies;

(k) An amendment of the articles of incorporation of a benefit corporation to which s. 607.604 or s. 607.605 applies;

(l) A merger, domestication, conversion, or share exchange of a social purpose corporation to which s. 607.504 applies; or

(m) A merger, domestication, conversion, or share exchange of a benefit corporation to which s. 607.604 applies.

(2) Notwithstanding subsection (1), the availability of appraisal rights under paragraphs (1)(a), (b), (c), (d), and (e) shall be limited in accordance with the following provisions:

(a) Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

1. A covered security under s. 18(b)(1)(A) or (B) of the Securities Act of 1933;

2. Not a covered security, but traded in an organized market and has at least 2,000 shareholders and the outstanding shares of such class or series have a market value of at least $20 million, exclusive of the value of outstanding shares held by the corporation’s subsidiaries, by the corporation’s senior executives, by the corporation’s directors, and by the corporation’s beneficial shareholders and voting trust beneficial owners owning more than 10 percent of the outstanding shares; or

3. Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value.

(b) The applicability of paragraph (a) shall be determined as of:

1. The record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to act upon the corporate action requiring appraisal rights, or, in the case of an offer made pursuant to s. 607.11035, the date of such offer; or

2. If there will be no meeting of shareholders and no offer is made pursuant to s. 607.11035, the close of business on the day before the consummation of the corporate action or the effective date of the amendment of the articles, as applicable.

(c) Paragraph (a) is not applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares where the corporate action is an interested transaction.

(3) Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment to the articles of incorporation may limit or eliminate appraisal rights for any class or series of preferred shares, except that:

(a) No such limitation or elimination shall be effective if the class or series does not have the right to vote separately as a voting group, alone or as part of a group, on the action or if the action is a domestication under s. 607.11920 or a conversion under s. 607.11930, or a merger having a similar effect as a domestication or conversion in which the domesticated eligible entity or the converted eligible entity is an eligible entity; and

(b) Any such limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately before the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within 1 year after the effective date of such amendment if such action would otherwise afford appraisal rights.

History.—s. 119, ch. 89-154; s. 5, ch. 94-327; s. 31, ch. 97-102; s. 22, ch. 2003-283; s. 1, ch. 2004-378; s. 3, ch. 2005-267; s. 5, ch. 2014-209; s. 162, ch. 2019-90.

Section 607.1303 Assertion of rights by nominees and beneficial owners.

(1) A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder’s name but owned by a beneficial shareholder or a voting trust beneficial owner only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder or a voting trust beneficial owner and notifies the corporation in writing of the name and address of each beneficial shareholder or voting trust beneficial owner on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder’s name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder’s other shares were registered in the names of different record shareholders.

(2) A beneficial shareholder and a voting trust beneficial owner may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

(a) Submits to the corporation the record shareholder’s written consent to the assertion of such rights no later than the date referred to in s. 607.1322(2)(b)2.

(b) Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder or the voting trust beneficial owner.

History.—s. 23, ch. 2003-283; s. 163, ch. 2019-90.

Section 607.1320 Notice of appraisal rights.

(1) If a proposed corporate action described in s. 607.1302(1) is to be submitted to a vote at a shareholders’ meeting, the meeting notice (or, where no approval of such action is required pursuant to s. 607.11035, the offer made pursuant to s. 607.11035), must state that the corporation has concluded that shareholders are, are not, or may be entitled to assert appraisal rights under this chapter. If the corporation concludes that appraisal rights are or may be available, a copy of ss. 607.1301-607.1340 must accompany the meeting notice or offer sent to those record shareholders entitled to exercise appraisal rights.

(2) In a merger pursuant to s. 607.1104, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within 10 days after the corporate action became effective and include the materials described in s. 607.1322.

(3) If a proposed corporate action described in s. 607.1302(1) is to be approved by written consent of the shareholders pursuant to s. 607.0704:

(a) Written notice that appraisal rights are, are not, or may be available must be sent to each shareholder from whom a consent is solicited at the time consent of such shareholder is first solicited, and, if the corporation has concluded that appraisal rights are or may be available, a copy of ss. 607.1301-607.1340 must accompany such written notice; and

(b) Written notice that appraisal rights are, are not, or may be available must be delivered, at least 10 days before the corporate action becomes effective, to all nonconsenting and nonvoting shareholders, and, if the corporation has concluded that appraisal rights are or may be available, a copy of ss. 607.1301-607.1340 must accompany such written notice.

(4) Where a corporate action described in s. 607.1302(1) is proposed or a merger pursuant to s. 607.1104 is effected, and the corporation concludes that appraisal rights are or may be available, the notice referred to in subsection (1), paragraph (3)(a), or paragraph (3)(b) must be accompanied by:

(a) Financial statements of the corporation that issued the shares that may be or are subject to appraisal rights, consisting of a balance sheet as of the end of the fiscal year ending not more than 16 months before the date of the notice, an income statement for that fiscal year, and a cash flow statement for that fiscal year; however, if such financial statements are not reasonably available, the corporation must provide reasonably equivalent financial information; and

(b) The latest available interim financial statements, including year-to-date through the end of the interim period, of such corporation, if any.

(5) The right to receive the information described in subsection (4) may be waived in writing by a shareholder before or after the corporate action is effected.

History.—s. 120, ch. 89-154; s. 35, ch. 93-281; s. 32, ch. 97-102; s. 24, ch. 2003-283; s. 164, ch. 2019-90.

Section 607.1321 Notice of intent to demand payment.

(1) If a proposed corporate action requiring appraisal rights under s. 607.1302 is submitted to a vote at a shareholders’ meeting, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

(a) Must deliver to the corporation before the vote is taken written notice of the shareholder’s intent to demand payment if the proposed corporate action is effectuated; and

(b) Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed corporate action.

(2) If a proposed corporate action requiring appraisal rights under s. 607.1302 is to be approved by written consent, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares must not sign a consent in favor of the proposed corporate action with respect to that class or series of shares.

(3) If a proposed corporate action specified in s. 607.1302(1) does not require shareholder approval pursuant to s. 607.11035, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

(a) Must deliver to the corporation before the shares are purchased pursuant to the offer a written notice of the shareholder’s intent to demand payment if the proposed action is effected; and

(b) Must not tender, or cause or permit to be tendered, any shares of such class or series in response to such offer.

(4) A shareholder who may otherwise be entitled to appraisal rights but does not satisfy the requirements of subsection (1), subsection (2), or subsection (3) is not entitled to payment under this chapter.

History.—s. 25, ch. 2003-283; s. 7, ch. 2004-378; s. 165, ch. 2019-90.

Section 607.1322 Appraisal notice and form.

(1) If a proposed corporate action requiring appraisal rights under s. 607.1302(1) becomes effective, the corporation must deliver a written appraisal notice and form required by paragraph (2)(a) to all shareholders who satisfied the requirements of s. 607.1321(1), (2), or (3). In the case of a merger under s. 607.1104, the parent must deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

(2) The appraisal notice must be delivered no earlier than the date the corporate action became effective, and no later than 10 days after such date, and must:

(a) Supply a form that specifies the date that the corporate action became effective and that provides for the shareholder to state:

1. The shareholder’s name and address.

2. The number, classes, and series of shares as to which the shareholder asserts appraisal rights.

3. That the shareholder did not vote for or consent to the transaction.

4. Whether the shareholder accepts the corporation’s offer as stated in subparagraph (b)4.

5. If the offer is not accepted, the shareholder’s estimated fair value of the shares and a demand for payment of the shareholder’s estimated value plus accrued interest.

(b) State:

1. Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date by which the corporation must receive the required form under subparagraph 2.

2. A date by which the corporation must receive the form, which date may not be fewer than 40 nor more than 60 days after the date the subsection (1) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date.

3. The corporation’s estimate of the fair value of the shares.

4. An offer to each shareholder who is entitled to appraisal rights to pay the corporation’s estimate of fair value set forth in subparagraph 3.

5. That, if requested in writing, the corporation will provide to the shareholder so requesting, within 10 days after the date specified in subparagraph 2., the number of shareholders who return the forms by the specified date and the total number of shares owned by them.

6. The date by which the notice to withdraw under s. 607.1323 must be received, which date must be within 20 days after the date specified in subparagraph 2.

(c) If not previously provided, be accompanied by a copy of ss. 607.1301-607.1340.

History.—s. 26, ch. 2003-283; s. 166, ch. 2019-90.

Section 607.1323 Perfection of rights; right to withdraw.

(1) A shareholder who receives notice pursuant to s. 607.1322 and who wishes to exercise appraisal rights must sign and return the form received pursuant to s. 607.1322(1) and, in the case of certificated shares, deposit the shareholder’s certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to s. 607.1322(2)(b)2. Once a shareholder deposits that shareholder’s certificates or, in the case of uncertificated shares, returns the signed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection (2).

(2) A shareholder who has complied with subsection (1) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to s. 607.1322(2)(b)6. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation’s written consent.

(3) A shareholder who does not sign and return the form and, in the case of certificated shares, deposit that shareholder’s share certificates if required, each by the date set forth in the notice described in s. 607.1322(2), shall not be entitled to payment under ss. 607.1301-607.1340.

History.—s. 27, ch. 2003-283; s. 167, ch. 2019-90.

Section 607.1324 Shareholder’s acceptance of corporation’s offer.

(1) If the shareholder states on the form provided in s. 607.1322(1) that the shareholder accepts the offer of the corporation to pay the corporation’s estimated fair value for the shares, the corporation shall make such payment to the shareholder within 90 days after the corporation’s receipt of the form from the shareholder.

(2) Upon payment of the agreed value, the shareholder shall cease to have any right to receive any further consideration with respect to such shares.

History.—s. 28, ch. 2003-283; s. 168, ch. 2019-90.

Section 607.1326 Procedure if shareholder is dissatisfied with offer.

(1) A shareholder who is dissatisfied with the corporation’s offer as set forth pursuant to s. 607.1322(2)(b)4. must notify the corporation on the form provided pursuant to s. 607.1322(1) of that shareholder’s estimate of the fair value of the shares and demand payment of that estimate plus accrued interest.

(2) A shareholder who fails to notify the corporation in writing of that shareholder’s demand to be paid the shareholder’s stated estimate of the fair value plus accrued interest under subsection (1) within the timeframe set forth in s. 607.1322(2)(b)2. waives the right to demand payment under this section and shall be entitled only to the payment offered by the corporation pursuant to s. 607.1322(2)(b)4.

History.—s. 29, ch. 2003-283; s. 169, ch. 2019-90.

Section 607.1330 Court action.

(1) If a shareholder makes demand for payment under s. 607.1326 which remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest from the date of the corporate action. If the corporation does not commence the proceeding within the 60-day period, any shareholder who has made a demand pursuant to s. 607.1326 may commence the proceeding in the name of the corporation.

(2) The proceeding shall be commenced in the circuit court in the applicable county. If by virtue of the corporate action becoming effective the entity has become a foreign eligible entity without a registered office in this state, the proceeding shall be commenced in the county in this state in which the principal office or registered office of the domestic corporation merged with the foreign eligible entity was located immediately before the time the corporate action became effective. If such entity has, and immediately before the corporate action became effective had, no principal or registered office in this state, then the proceeding shall be commenced in the county in this state in which the corporation has, or immediately before the time the corporate action became effective had, an office in this state. If such entity has, or immediately before the time the corporate action became effective had, no office in this state, the proceeding shall be commenced in the county in which the corporation’s registered office is or was last located.

(3) All shareholders, whether or not residents of this state, whose demands remain unsettled shall be made parties to the proceeding as in an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each shareholder party who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident shareholder party by registered or certified mail or by publication as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) is plenary and exclusive. If it so elects, the court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them or in any amendment to the order. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There shall be no right to a jury trial.

(5) Each shareholder made a party to the proceeding is entitled to judgment for the amount of the fair value of such shareholder’s shares, plus accrued interest, as found by the court.

(6) The corporation shall pay each such shareholder the amount found to be due within 10 days after final determination of the proceedings. Upon payment of the judgment, the shareholder shall cease to have any rights to receive any further consideration with respect to such shares other than any amounts ordered to be paid for court costs and attorney fees under s. 607.1331.

History.—s. 2, ch. 2004-378; s. 170, ch. 2019-90.

Section 607.1331 Court costs and counsel fees.

(1) The court in an appraisal proceeding shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(2) The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with ss. 607.1320 and 607.1322; or

(b) Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(3) If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

(4) To the extent the corporation fails to make a required payment pursuant to s. 607.1324, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including attorney fees.

History.—s. 30, ch. 2003-283; s. 98, ch. 2004-5; s. 171, ch. 2019-90.

CUENTAS INC.

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [________], 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints [NAMES AND TITLES] and each of them acting singly, as proxies and attorneys-in-fact, each with full power of substitution, and authorizes them to represent the undersigned and vote as designated on the reverse side, all shares of Common Stock and Series B Preferred Stock of Cuentas, Inc. held of record by the undersigned as of [________], 2020 at the Special Meeting of Shareholders of Cuentas Inc. to be held at the Company’s principal executive office located at 200 S Biscayne BLVD., 55TH Floor, Miami FL, 33131 on [__________], 2020, and any adjournment or postponement thereof. Attendance of the undersigned at the Special Meeting of Shareholders or any adjournment or postponement thereof will not be deemed to revoke this proxy unless the undersigned affirmatively indicates the undersigned’s intention to vote the shares of Common Stock or Series B Preferred Stock represented hereby in person prior to the exercise of this proxy.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

(Continued and to be signed on the reverse side)

SPECIAL MEETING OF SHAREHOLDERS OF

CUENTAS INC.

[__________], 2020

Dear Shareholder:

Please take note of the important information enclosed with this Proxy. There are a number of issues related to the operation of the Company that require your immediate attention. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares. Please mark the boxes on the proxy card to indicate how your shares will be voted. Then sign the card, detach it and return it using the enclosed envelope. Thank you for your prompt consideration of these matters.

Sincerely,

Cuentas Inc.

DETACH HERE

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE.

1.	Approve the adoption of the Amended and Restated Articles of Incorporation and of the Company in order to, effective as of the date the Amended and Restated Articles of Incorporation are filed with the Secretary of State of the State of Florida, cause all outstanding shares of Series B Preferred Stock to be converted into common stock on a one-to-one basis; and (ii) set number of shares of common stock at 360,000,000 and the number of shares of blank check preferred at 50,000,000.

FOR ☐	AGAINST ☐	ABSTAIN ☐

2.

Approve the adoption of the Amended and Restated Bylaws of the Company in order to improve and enhance the Company’s corporate governance structure, to simplify the Bylaws and to provide the Company with flexibility necessary to carry at its business plan.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.

Approval the adjournment of the Special Meeting from time to time, if necessary or advisable (as determined by the Company), to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the adoption of the Amended and Restated Articles of Incorporation and of the Company and the adoption of the Amended and Restated Bylaws of the Company.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Please sign exactly as name appears hereon. Joint owners should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign in full corporate name by a duly authorized officer.

Signature:______________	Name:______________	Signature:______________	Name:______________

Date:______________

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY BY EMAIL TO: [EMAIL ADDRESS]